NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
Application for Individual Life Insurance

[P.O. Box 182835, Columbus, Ohio 43218-2835
Fax to: 1-888-677-7393 • www.nationwide.com]

PART A – CLIENT INFORMATION

1. Proposed Primary Insured

Name *(First, MI, Last)* John D. Doe			SSN / Tax ID # 000 - 00 - 0000
Address One Any Street		City Any City	
State Any State	Zip Code 00000	County Any County	Sex ☒ M ☐ F / Former Name
Marital Status ☒ Married ☐ Single ☐ Other______	Age 35	Date of Birth *(mm/dd/yyyy)* 02/07/1973	State of Birth OH
E-Mail Address JDDOE@YAHOO.COM		Phone # (000) 000-0000	☐ AM ☒ PM
Driver's License # / State of Issue RL000000 OH	Annual Income	Net Worth	
Occupation	Employer	Citizenship *(If other, submit Foreign Supplement.)* ☐ U.S. ☐ Canada ☐ Other, how long have you lived in the U.S.?______	

2. Proposed Additional Insured

If applicable, complete for either:
a) Joint Insured for Survivorship Life Plan; or
b) Term Rider on Another Covered Person (i.e., Spouse/Children)
If additional space is required, use Special Instructions Section.

Joint/Spouse Proposed Additional Insured Information Only:

Name *(First, MI, Last)*			SSN / Tax ID #	Date of Birth *(mm/dd/yyyy)*		
Address ☐ *(Check box if same as Proposed Primary Insured)*			City	State	Zip Code	
County	State of Birth	Sex ☐M ☐F	Height	Weight	Phone # ( )	☐ AM ☐ PM
E-Mail Address		Former Name		Relationship to Primary Insured		
Driver's License # / State of Issue		Annual Income		Net Worth		
Occupation		Employer		Citizenship *(If other, submit Foreign Supplement.)* ☐ U.S. ☐ Canada ☐ Other, how long have you lived in the U.S.?______		

Child Proposed Additional Insured Information Only:

Name of Child Insured(s)	Birth Date	Birth State	Sex	Height	Weight	SSN / Tax ID#	Relationship to Primary Insured	Address & Phone # (Check box if same as Proposed Primary Insured)
								☐
								☐

3. Owner

Complete ONLY if Owner is not the Proposed Primary Insured.

Unless indicated the Proposed Primary Insured (Joint Insureds in the case of Survivorship) will own the policy.

TRUST - Submit a copy of first and signature pages of Trust document.

If more than two Owners are requested, use Special Instructions Section.

Type of Owner ☐ Individual ☐ Employer ☐ Trust ☐ Rabbi Trust ☐ Qualified Plan ☐ Other______		Relationship to Insured		SSN/Tax ID/Trust Tax ID
Individual Name *(First, MI, Last)* or Employer Name				DOB *(if applicable) (mm/dd/yyyy)*
Exact Name of Trust or Plan		Current Trustee(s)		Date of Trust or Plan
Address ☐ *(Check box if same as Proposed Primary Insured)*				City
State	Zip Code	County	Phone # ( ) ☐AM ☐PM	E-Mail Address

If more than one Owner the following will be applicable: 1) Ownership will be vested jointly with right of survivorship, otherwise to the Executor or Administrator of the last Owner's estate. 2) All notices will be mailed to the one address listed above unless otherwise instructed. 3) For tax reporting purposes, only one Social Security Number can be used. The SSN shown above will be used unless otherwise instructed.

Type of Owner ☐ Individual ☐ Employer ☐ Trust ☐ Rabbi Trust ☐ Qualified Plan ☐ Other______		Relationship to Insured		SSN/Tax ID/Trust Tax ID
Joint Individual Name *(First, MI, Last)* or Employer Name				DOB *(if applicable) (mm/dd/yyyy)*
Exact Name of Trust or Plan		Current Trustee(s)		Date of Trust or Plan
Address ☐ *(Check box if same as Proposed Primary Insured)*				City
State	Zip Code	County	Phone # ( ) ☐AM ☐PM	E-Mail Address

ICC14-LAAA-0111AO Page 1 of 10 (10/2015)

4. Contingent Owner

Complete this section to name an alternative Owner in the event the Insured survives the Owner.

Name *(First, MI, Last)*			SSN / Tax ID # - -
Address ☐ *(Check box if same as Proposed Primary Insured)*			City
State	Zip Code	County	Relationship to Insured	Date of Birth *(mm/dd/yyyy)*

5. Secondary Addressee

NOTE: While a policy is in force, you have the right, at any time, to designate a "Secondary Addressee" by sending us written request containing the name and address of such person.

Name (For the purpose of notification of past due premium payment and possible lapse in coverage)

Address

6. Primary Beneficiary Designations

If Survivorship Life Plan, the Proposed Insureds may not be named as Beneficiary.

If additional space is required, use Special Instructions Section.

When more than one Beneficiary is designated, payments will be made in equal shares to the Beneficiaries surviving the Insured, or in full to the last surviving Beneficiary, unless some other distribution of proceeds is provided.

☐ ***Check this box if Trust named in the Owner section is to be the Primary Beneficiary. If a different Trust is named as Primary Beneficiary or Trust is named as Contingent Beneficiary, provide the Trust information below.***

For Proposed Primary Insured

Primary Beneficiary(ies) Name(s) or Trust and Trustee(s)	Share %	Relationship to Insured(s)	Birth Date or Trust Date	SSN/Tax ID #	Address & Phone #
Jane S. Doe	100	Wife	10/08/1975	000-00-0000	One Any Street Any City, Any State 00000 (000) 000-0000

For Proposed Additional Insured

Primary Beneficiary(ies) Name(s) or Trust and Trustee(s)	Share %	Relationship to Insured(s)	Birth Date or Trust Date	SSN/Tax ID #	Address & Phone #

7. Contingent Beneficiary Designations

If additional space is required, use Special Instructions Section.

For Proposed Primary Insured

Contingent Beneficiary(ies) Name(s) or Trust and Trustee(s)	Share %	Relationship to Insured(s)	Birth Date or Trust Date	SSN/Tax ID #	Address & Phone #

For Proposed Additional Insured

Contingent Beneficiary(ies) Name(s) or Trust and Trustee(s)	Share %	Relationship to Insured(s)	Birth Date or Trust Date	SSN/Tax ID #	Address & Phone #

8. Taxpayer ID Number

Check box, if applicable

I certify under penalties of perjury that:

- The Taxpayer Identification Number or Social Security Number listed on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and,
- I am not subject to backup withholding because
  - I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
  - the Internal Revenue Service has notified me that I am no longer subject to backup withholding, or that I am exempt from backup withholding, and
- I am a U.S. citizen or other U.S. person, and,
- The FATCA (Foreign Account Tax Compliance Act) code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct

☐ **Check this box if you have been notified by the IRS that you are currently subject to backup withholding because of failure to report interest or dividends on your tax return.**

ICC14-LAAA-0111AO Page 2 of 10 (10/2015)

PLAN INFORMATION

9. Life Insurance Plan

STOP

*The Variable Life Fund Supplement **MUST** be completed if applying for a Variable Product.*

*The IUL Allocation Form **MUST** be completed if applying for an Indexed UL Product.*

Product (select one): ☐ Universal Life ☐ Variable Universal Life ☐ Whole Life ☐ Survivorship Life

Term Life – Term Level Period (select one): ☐ 10 Year ☐ 15 Year ☐ 20 Year ☐ 30 Year

Plan Name: [YourLife Guaranteed Level Term]

(REQUIRED: Print complete name of product being applied for, refer to the Illustration/Sales Proposal for the correct Plan Name.)

Base Specified Amount	+	Additional Term Rider/Supplemental Coverage Amount *(check plan for availability)*	=	Total Specified Amount *(including Additional Term Rider/ Supplemental Coverage)*
$ 250,000.00		$ ______		$ 250,000.00

10. Additional Options

STOP

*Complete this section if you applied for a **Variable Universal, Universal or Survivorship Life** Plan.*

Death Benefit Option ***(If no option is selected here, Option 1 is elected.)***

☒ Option 1 ..... (The Specified Amount, or a multiple of the Cash/Accumulated Value, whichever is greater.)

☐ Option 2 ..... (The Specified Amount, plus the Cash/Accumulated Value, or a multiple of the Cash/Accumulated Value, whichever is greater.)

☐ Option 3...... (The Specified Amount, plus the Accumulated Premium Account at ________%* interest or a multiple of the Cash/Accumulated Value, whichever is greater.) **Enter a percentage up to 12% maximum, **ONLY** if the Owner is a business entity. If nothing is entered or the Owner is not a business entity, 0% will apply.*

Internal Revenue Code Life Insurance Qualification Test Option

☒ Guideline Premium/Cash Value Corridor Test

☐ Cash Value Accumulation Test

(If no selection is made here, the Guideline Premium/Cash Value Corridor Test is elected.)

11. Optional Benefits

Check Plan for Availability.

Variable or Universal Life Plans Only ***(Subject to Plan availability.)***

☐ Spouse Rider........................... $__________

☐ Children's Term Insurance Rider..... $__________

☐ Long-Term Care Rider* .... $__________

**Complete Supplement for Long-Term Care Rider.*

☐ Accidental Death Benefit Rider........ $__________

☐ Extended Death Benefit Guarantee Rider

_____ Guarantee Percentage *(Indicate percentage of specified amount)*

_____ Guarantee Duration *(Indicate number of years)*

☐ Extended No-Lapse Guarantee Rider**

☐ Guarantee up to Attained Age 90

☐ Guarantee up to Attained Age 120

**This rider is not available with the Premium Waiver Rider.

☐ Adjusted Sales Load Rider __________%

(in whole percentages only) waived for ______ years

☐ Change of Insured Rider

☐ Other Rider(s)__________

Can select only one:

☐ Premium Waiver Rider...................... $ __________

☐ Waiver of Monthly Deductions Rider

Can select only one:

☐ Surrender Value Enhancement Benefit

☐ Conditional Return of Premium Rider (cannot be elected with Extended Death Benefit Guarantee Rider)

☐ Surrender Charge Waiver Options ☐ Full ☐ Partial

(If the Full or Partial option is not selected, standard surrender charges will be applied.)

Survivorship Variable or Survivorship Universal Life Plans Only ***(Subject to Plan availability.)***

☐ Four Year Term Rider** .... $__________

***If the **No Charge Four Year Term Insurance** has been illustrated you should **NOT** select this rider.*

☐ Other Rider(s)__________

☐ Other Rider(s)__________

Can select only one:

☐ Long-Term Care Rider*

**Complete Survivorship Supplement for Long-Term Care Rider.*

☐ Policy Split Option Rider

Whole or Term Life Plans Only ***(Subject to Plan availability.)***

☐ 20 Year Spouse Rider .... $__________

☐ Children's Term Insurance Rider..... $__________

☐ Accidental Death Benefit Rider........ $__________

☐ Guaranteed Insurability Benefit Rider $__________

☐ Waiver of Premium Disability Benefit Rider

☐ Owner's Waiver of Premium Death Benefit Rider (Complete Part B for the Owner)

Occupation__________

Height__________

Weight__________

State of Birth__________

☐ Owner's Waiver of Premium Death or Disability Benefit Rider (Complete Part B for the Owner)

Occupation__________

Height__________

Weight__________

State of Birth__________

☐ Other Rider(s)__________

☐ Other Rider(s)__________

☐ Other Rider(s)__________

Policy will be issued with Automatic Premium Loan Option (APLO) for Whole Life Plans only, if available, unless the box below is checked.

☐ **No, do not issue with APLO.**

ICC14-LAAA-0111AO Page 3 of 10 (10/2015)

FUTURE BILLING AND PREMIUM INFORMATION

12. Amount Paid With Application

Check the applicable option and indicate the premium amount being submitted with the application.

(Be sure to review Temporary Insurance Agreement to verify if the Proposed Insured qualifies to submit premium with the application.)

- ☐ Check/Wire amount with application .... $________

(NOTE: Make all checks payable to **NATIONWIDE.)**

- ☐ Web Remittance (this option is not available for VUL products) .... $________
- ☐ Draft initial payment only (indicate initial premium amount and complete Section 14b) .... $________
- ☐ Draft initial payment and future payments (indicate initial premium amount and complete Sections 13 & 14) .... $________

13. Future Billing and Payment Options

Check the applicable billing or payment option(s) and indicate the premium amount.

Billing Options:

- ☐ EFT* .... $________

**If selected, complete Section 14, Electronic Draft Authorization.*

- ☐ Quarterly .... $________
- ☐ Semi-Annual .... $________
- ☐ Annual .... $________

Payment Options:

- ☐ Single Premium .... $________
- ☐ Billing Advantage .... $________
  Account Number________
- ☐ 1035 Exchange .... $________
- ☐ Other .... $________

14. Electronic Draft Authorization

14a. Electronic Draft Options:

Draft Frequency:

☐ Monthly ☐ Quarterly* ☐ Semi-Annual* ☐ Annual*

*Available for Term/Whole Life products only

Draft Day (1st – 28th):________

*(**NOTE:** Draft Day will be determined based upon policy effective date unless a day is requested above.)*

Draft Options:

- ☐ **Checking - Use information on the initial premium check.
- ☐ **Checking - (Provide a pre-printed voided check.)
- ☐ **Savings - (Provide a letter from the bank indicating the Transmit/ABA number, Account number and Account Holder's name.)

14b. If no check or deposit slip provided, indicate below the bank information to be used:

Financial Institution Name________ Transit/ABA Number________

Account Number________ Type of Account: ☐ **Checking ☐ **Savings

***By providing my financial institution name and account information, I hereby authorize Nationwide Life and Annuity Insurance Company to initiate debit entries to my checking/savings account indicated above and the Financial Institution to debit the same such account.*

15. Payor

If someone other than the Insured(s) or the Owner is billed for the premium for this policy.

Name *(First, MI, Last)*

Address	City	State	Zip Code

INSURANCE INFORMATION

16. Replacement and Other Policy Information

STOP

Be sure to answer all questions. If applicable, check the appropriate box.

☐ Yes ☒ No a. Do you have any other Life Insurance or Annuities either currently in force or that has been sold to a third party? *(If "yes", list below.)*

☐ Yes ☒ No b. Is any person here proposed for coverage now applying for Life Insurance or Annuities with any other company? *(If "yes", provide name of Company, amount applied for and purpose of coverage.)*
____

☐ Yes ☒ No c. Will any Life Insurance or Annuities for this or any other company be replaced, discontinued, reduced or changed if insurance now applied for is issued? *(If "yes", list below and complete appropriate replacement forms. If this is an IRC Sect 1035 Exchange, attach 1035 forms.)*

☐ Yes ☒ No d. Is any person here proposed for coverage had Life Insurance or Annuities in the past 3 years that is no longer in force? *(If "yes", provide name of Company, face amount and reason coverage is no longer in force.)*________

Insured	Company	Policy Number	Amount Of Coverage	Year Issued	To Be Replaced	1035 Exch	Lapsed/ Surrendered/ Sold	Nationwide Term Conversion
			$		☐ Yes ☐ No	☐		☐
			$		☐ Yes ☐ No	☐		☐
			$		☐ Yes ☐ No	☐		☐
			$		☐ Yes ☐ No	☐		☐

ICC14-LAAA-0111AO Page 4 of 10 (10/2015)

FINANCIAL INFORMATION

17. Financial Questions

Explain all "yes" answers in Section 18 Details box below unless instructed otherwise.

STOP

This section needs to be completed by each Proposed Insured and Owner/ Trustee, if other than Proposed Insured(s).

All questions must be answered by each Proposed Insured and Owner/ Trustee, if other than Proposed Insured(s). For each *yes* answer, indicate the appropriate item(s) and provide details.	Proposed Primary Insured		Proposed Additional Insured		Owner/ Trustee if other than Proposed Insured(s)	
	Yes	No	Yes	No	Yes	No
a. Is this policy being purchased for the purpose of selling or assigning this policy to a life settlement company, trust, limited liability corporation, viatical, or other secondary market purchaser?	☐	☒	☐	☐	☐	☐
b. Have you entered into any agreement, or made arrangements, for the sale or assignment of this policy to a life settlement company, trust, limited liability corporation, viatical, or other secondary market purchaser?	☐	☒	☐	☐	☐	☐
c. Have you been involved in any communication about the possible sale or assignment of this policy to a life settlement company, trust, limited liability corporation, viatical, or other secondary market purchaser?	☐	☒	☐	☐	☐	☐
d. Have you ever sold any life insurance policy to a life settlement company, trust, limited liability corporation, viatical, or other secondary market purchaser?	☐	☒	☐	☐	☐	☐
e. Will any portion of the current or future premium for this policy be financed?	☐	☒	☐	☐	☐	☐
f. Will any Insured or Policy Owner receive any payment in connection with the insurance issued on the basis of this application?	☐	☒	☐	☐	☐	☐

18. Explanation of Financial Details

If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) or Owner(s) should sign and date additional pages.

Question Letter	Person	Dates	Details

PART B - PERSONAL AND HEALTH INFORMATION

19. Tobacco Use

All questions are to be answered by each Proposed Insured.

STOP

Be sure to answer this section.

Have you used tobacco or nicotine in any form?	Proposed Primary Insured	Proposed Additional Insured
1. In the last 12 months?	☐ Yes ☐ No *If "yes", date last used.*__________	☐ Yes ☐ No *If "yes", date last used.*__________
2. In the last 5 years?	☐ Yes ☐ No *If "yes", date last used.*__________	☐ Yes ☐ No *If "yes", date last used.*__________
3. If "yes", check all forms of tobacco or nicotine products used.	☐ Cigarettes ☐ Cigars ☐ Electronic Cigarettes ☐ Pipe ☐ Chewing Tobacco ☐ Snuff ☐ Other Tobacco ☐ Nicotine Products (gum, patch, etc.)	☐ Cigarettes ☐ Cigars ☐ Electronic Cigarettes ☐ Pipe ☐ Chewing Tobacco ☐ Snuff ☐ Other Tobacco ☐ Nicotine Products (gum, patch, etc.)

20. Physical Measurements

Fill in information for the Proposed Primary Insured.

Height	Current Weight	Weight 1 Year Ago	Details of Weight Gain or Loss

21. Personal Physicians

If Child Rider coverage is requested, use Special Instructions Section to add Personal Physician information for each child.

	Proposed Primary Insured	Proposed Additional Insured	Any Child
Name of Personal Physician:			
Address:			
Telephone Number:			
Date last consulted:			
Reason last consulted and outcome:			
Treatment given or medication prescribed:			

ICC14-LAAA-0111AO Page 5 of 10 (10/2015)

22. Personal Details	All questions are to be answered by each Proposed Insured. For each yes answer, indicate the appropriate item(s) and provide details.	Proposed Primary Insured Yes	Proposed Primary Insured No	Proposed Additional Insured Yes	Proposed Additional Insured No	Any Child Yes	Any Child No
Explain all "yes" answers in Section 23 Details box below unless instructed otherwise.	a. Have you ever had any application for Life or Health Insurance *(or any application for reinstatement for Life or Health Insurance)* declined, postponed, rated-up or limited?	☐	☒	☐	☐	☐	☐
	b. Have you ever applied for or received disability payments for any illness or injury?	☐	☒	☐	☐	☐	☐
	c. In the past 3 years or within the next 2 years, have you engaged in, or do you intend to engage in: flying as a pilot, student pilot, or crew member; organized racing of an automobile, motorcycle, or any type of motor-powered vehicle; scuba diving, mountain climbing, hang gliding, parachuting, sky diving, bungee jumping, soaring or ballooning? *(If "yes", please complete an Aviation/Hazardous Activities Questionnaire.)*	☐	☒	☐	☐	☐	☐
	d. Have you in the past 10 years, had your driver's license suspended or revoked; or in the past 10 years been convicted of driving while impaired or intoxicated; or in the past 3 years been convicted of three or more moving violations?	☐	☒	☐	☐	☐	☐
	e. Except as prescribed by a physician, have you ever used, or been convicted for sale or possession of cocaine or any other narcotic or illegal drug? *(If "yes", complete Drug Questionnaire.)*	☐	☒	☐	☐	☐	☐
	f. Have you ever been convicted of or pled guilty or no contest to a felony or been charged with a violation of any criminal law that is still pending?	☐	☒	☐	☐	☐	☐
	g. In the next 12 months, do you plan to travel or reside outside of the United States or Canada? *(If "yes", complete Supplement for Foreign Nationals or Travel.)*	☐	☒	☐	☐	☐	☐
	h. Do you belong to any active or reserve military or naval organization or have you entered into a written agreement to become a member of the Armed Forces? *(If "yes", complete Military Status Questionnaire.)*	☐	☒	☐	☐	☐	☐
	i. Have you had any bankruptcies in the past 7 years or do you have any suits or judgments pending against you at this time?	☐	☒	☐	☐	☐	☐
	j. To the best of your knowledge, do you have a parent or sibling who died from cancer or cardiovascular disease prior to age 60? *(If "yes", provide relationship to Proposed Insured(s), age at death, and cause of death, and if cancer, provide type.)*	☐	☒	☐	☐	☐	☐
	k. Can you read and understand English?	☐	☒	☐	☐	☐	☐

23. Explanation of Personal Details	Question Letter	Person	Dates	Details
If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) or Owner(s) should sign and date additional pages.				

ICC14-LAAA-0111AO Page 6 of 10 (10/2015)

HEALTH INFORMATION

24. Health Questions

All questions are to be answered by each Proposed Insured.

Explain all "yes" answers in Section 25 Details box unless instructed otherwise.

To the best of your knowledge and belief, has anyone here proposed for insurance ever consulted a licensed health care provider for, been treated for, taken medication for, or been diagnosed as having:	**Proposed Primary Insured**		**Proposed Additional Insured**		**Any Child**	
	Yes	No	Yes	No	Yes	No
a. AIDS (Acquired Immune Deficiency Syndrome), or any other AIDS-related condition, or received a positive result of an HIV (Human Immunodeficiency Virus) test?	☐	☒	☐	☐	☐	☐
b. Heart disease including heart attack, angina, or other chest pain, cardiomyopathy, shortness of breath, congestive heart failure, heart murmur, or other disorder of the heart?	☐	☒	☐	☐	☐	☐
c. Irregular heart beat, palpitations, high blood pressure, high cholesterol, or high triglycerides?	☐	☒	☐	☐	☐	☐
d. Aneurysm, carotid artery disease, deep venous thrombosis, phlebitis, peripheral vascular disease, any other disorder of the blood vessels, or pulmonary embolism?	☐	☒	☐	☐	☐	☐
e. Headaches, seizures, epilepsy, stroke, Alzheimer's disease, dementia, Parkinson's disease, multiple sclerosis, or any other brain or nervous disorder?	☐	☒	☐	☐	☐	☐
f. Depression, neurosis, affective disorder, psychosis, or any other mental or emotional disorder?	☐	☒	☐	☐	☐	☐
g. Asthma, emphysema, chronic bronchitis, tuberculosis, or any other disease of the lungs or respiratory system?	☐	☒	☐	☐	☐	☐
h. Colitis, ulcer, persistent diarrhea, rectal bleeding, Crohn's disease, ulcerative colitis, or any other disease or disorder of the esophagus or digestive tract?	☐	☒	☐	☐	☐	☐
i. Sugar, protein or blood in the urine, kidney stones, sexually transmitted disease, or any other disease or disorder of the kidneys, bladder, prostate, breast, urinary tract or reproductive system?	☐	☒	☐	☐	☐	☐
j. Diabetes, hepatitis, cirrhosis or any other disease of the liver, pancreas, or thyroid?	☐	☒	☐	☐	☐	☐
k. Disorder of the blood including anemia, sickle cell disorders, thalassemia, hemophilia, or any other disorder of the red blood cells, or white blood cells, platelets, or clotting factors?	☐	☒	☐	☐	☐	☐
l. Cancer, or any malignant or benign tumor or cyst, or any chronic disease of the skin or lymph glands?	☐	☒	☐	☐	☐	☐
m. Arthritis, rheumatoid arthritis, osteoporosis; or any paralysis or chronic back or muscle condition?	☐	☒	☐	☐	☐	☐
n. Alcoholism, narcotic addiction, drug use, or hallucinations?	☐	☒	☐	☐	☐	☐
o. Disease or disorder of the eyes, ears, nose or throat?	☐	☒	☐	☐	☐	☐
To the best of your knowledge and belief, in the past 5 years, has anyone here proposed for insurance:						
p. Consulted, or been examined or treated by any physician, chiropractor, psychologist or other health care practitioner or by any hospital, clinic, or other health care facility not already disclosed on this application? *(If it was for a "check up", annual physical, employment physical, etc., so state and give findings and results.)*	☐	☒	☐	☐	☐	☐
q. Been medically advised by a licensed health care provider to have any surgery, hospitalization, treatment or test that was not completed or results that you have not received *(excluding HIV)*?	☐	☒	☐	☐	☐	☐
r. Had any x-rays, electrocardiograms, or other medical tests for reasons not already disclosed on this application *(excluding HIV)*?	☐	☒	☐	☐	☐	☐
s. Currently taking any medication other than indicated above to include prescription, over-the-counter medications for more than 5 days, dietary supplements, "natural" or herbal medications? *(Give details of dosage and frequency.)*	☐	☒	☐	☐	☐	☐
t. Used alcoholic beverages? *(If "yes", how much, what kind (beer, wine, liquor), and how often.)*	☐	☒	☐	☐	☐	☐

ICC14-LAAA-0111AO Page 7 of 10 (10/2015)

25. Details of Health History *If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) or Owner(s) should sign and date additional pages.*	Question Letter	Person	Dates	Details *(Be specific. Give full names, addresses and telephone numbers (if available) of physicians, hospitals, etc.)*

26. Special Instructions Section	*If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) or Owner(s) should sign and date additional pages.*

PART C – FRAUD STATEMENTS AND IMPORTANT NOTICES

Fraud Statement - Notice to Proposed Insured(s):	Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.
Pre-Notice of Procedures as Required by The Fair Credit Reporting Act of 1970	This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance: • An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction; and • You may elect to be interviewed if an investigative consumer report is prepared in connection with this application. You are entitled to receive a copy of any investigative consumer report by submitting your request in writing. • Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. You may send corrections and requests for additional information addressed to Nationwide Life and Annuity Insurance Company, [P.O. Box 182835, Columbus, Ohio 43218-2835.] In the event of an adverse decision, you will be notified in writing.
MIB, Inc. Disclosure Notice	Information regarding your insurability will be treated as confidential. Nationwide Life and Annuity Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to MIB, Inc., a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another MIB, Inc. member company for life or health insurance coverage or a claim for benefits is submitted to such a company, MIB, Inc., upon request, will supply such company with the information in its file. I authorize Nationwide to report information to MIB, Inc. Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the MIB, Inc. file, you may contact MIB, Inc. and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB, Inc. information office is [50 Braintree Hill, Suite 400, Braintree, Massachusetts 02184-8734, telephone number 866-692-6901 (TTY 866-346-3642).] The website address of the MIB, Inc. information office is www.mib.com. Nationwide Life and Annuity Insurance Company or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

ICC14-LAAA-0111AO Page 8 of 10 (10/2015)

PART D – AGREEMENT, AUTHORIZATION AND SIGNATURE

Agreement

I understand and agree that:

- This application, any amendments to it, and any related medical examination(s) will become a part of the Policy and are the basis of any insurance issued upon this application.
- The Proposed Insured or Owner has a right to cancel this application at any time by contacting their producer or Nationwide Life and Annuity Insurance Company ("Nationwide") in writing. No producer, medical examiner or other representative of Nationwide may accept risks or make or change any contract; or waive or change any of the Company's rights or requirements.
- If the full first premium is made in exchange for a Temporary Insurance Agreement, Nationwide will only be liable to the extent set forth in that Agreement.
- If the full first premium is not paid with this application, then insurance will only take effect when (1) a policy is issued by Nationwide and accepted by me; and (2) the full first premium is paid; and (3) all the answers and statements made on the application, medical examination(s) and amendments are true to the best of my knowledge and belief when (1) and (2) have occurred.

HIPAA Compliant Authorization

I authorize: any licensed physician or medical practitioner; any hospital; clinic; any pharmacy or pharmacy benefit managers; and other sources who maintain prescription drug records and related information; or other medical or medically related facility; any insurance company; MIB, Inc.; or any other organization; institution; or person; to disclose any information concerning me; including, but not limited to, my entire medical/health record to the Medical Director of Nationwide or its subsidiaries; affiliates; or sub-contractors; including, but not limited to; RSA Medical; for the purpose of underwriting my application in order to determine eligibility for Life Insurance and to investigate claims. I also authorize Nationwide to report information to MIB, Inc. By my signature below, I acknowledge that any agreements I have made to restrict my protected health information do not apply to this form; and I instruct any physician; health care professional; hospital; clinic; pharmacy or pharmacy benefit managers; medical facility; or other health care provider to release and disclose my entire medical/health record without restriction. I understand that any information that is disclosed pursuant to this form may be redisclosed and no longer be covered by federal rules governing privacy and confidentiality of health information. This form, or a copy of it, will be valid for a period of not more than two and one-half years (30 months) from the date it was signed. I understand that I have the right to revoke this form in writing, at any time, by sending a written request for revocation to Nationwide, [Attention: Underwriting, P.O. Box 182835, Columbus, Ohio 43218-2835.] I understand that a revocation is not effective to the extent that any of my providers have relied on this form; or to the extent that Nationwide has a legal right to contest a claim under an insurance policy or to contest the policy itself. I further understand that if I refuse to sign this form to release my complete records, or, if I revoke this authorization before a policy is issued, Nationwide may not be able to process my application. I understand that my authorized representative or I have a right to a copy of this form by sending a request to Nationwide in writing.

Proposed Insured(s) and Owner/Trustee Signatures

STOP

All Financial questions in Section 17 (a through f) are required to be answered for both the Proposed Insured(s) and Owner, if not Proposed Insured(s).

I HAVE READ THIS APPLICATION AND AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Signed at Any City, Any State (City/State), on July 28 (Month/Day), 2008 (Year)

John D. Doe
Full Name of Proposed Primary Insured *(print)*

X *John D. Doe*
Signature of Proposed Primary Insured
(or parent if Proposed Primary Insured is under age 15)

____
Full Name of Proposed Additional Insured *(print)*

X______________________
Signature of Proposed Additional Insured
(if to be Insured)

X______________________
Signature of Applicant/Owner
(if other than the Proposed Insured(s))

X______________________
Signature of Applicant/Owner
(if other than the Proposed Insured(s))

PART E - PRODUCER'S CERTIFICATION

Producer's Certification

STOP

Be sure to answer all three questions.

☒ Yes ☐ No	a. I have truly and accurately recorded all Proposed Insureds' answers on this application.
☒ Yes ☐ No	b. I have witnessed his/her/their signature(s) hereon. *(If "no", provide details in Special Instructions Section.)*
☐ Will ☒ Will Not	c. To the best of my knowledge, the insurance applied for will or will not replace any Life Insurance, and/or Annuities.

Sam A. Producer
Producer's Name *(print)*

X *Sam A. Producer*
Signature of Producer

Any Firm
Firm

02-A000000
Producer's Nationwide #

ICC14-LAAA-0111AO Page 9 of 10 (10/2015)

TEMPORARY INSURANCE AGREEMENT
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, COLUMBUS, OH

This Agreement provides a limited amount of Life Insurance coverage, for a limited period of time, subject to the terms of this Agreement.

HEALTH QUESTION

	Proposed Primary Insured		Proposed Additional Insured		Any Child		Has anyone here proposed for insurance:
STOP *Question must be answered by each Proposed Insured(s).*	Yes	No	Yes	No	Yes	No	
	☐	☒	☐	☐	☐	☐	To the best of your knowledge and belief, within the past 10 years, been treated for, consulted a licensed health care provider, or been diagnosed by a licensed health care provider as having: angina, or chest pain or discomfort; heart attack, heart murmur, or any other heart disorder; epilepsy, stroke or diabetes; AIDS (Acquired Immune Deficiency Syndrome), any AIDS-related disorder or positive HIV (Human Immunodeficiency Virus) test result; any brain, nervous, or mental disorder, any drug or alcohol addiction; any kidney disorder (other than kidney stones); or any cancer or other malignancy?

If the above question is answered ***YES or LEFT BLANK, NO COVERAGE*** *will take effect under this Agreement and no representative of Nationwide Life and Annuity Insurance Company is authorized to accept money, and/or provide a temporary insurance receipt to the applicant.*

TERMS AND CONDITIONS

Amount of Coverage

[$1,000,000] overall maximum for all applications or agreements.

Temporary Insurance under this Agreement will commence on the date of the application if the full first premium for the mode selected has been paid and accepted by Nationwide or authorized by Electronic Funds Transfer as advance payment for an application for Life Insurance. If any Proposed Insured dies while this temporary insurance is in effect, Nationwide will pay to the designated Beneficiary the lesser of:

- the amount of death benefits, if any, which would be payable under the policy and its riders if issued as applied for, excluding any accidental death benefits, or
- **[$1,000,000]** This total benefit limit applies to all insurance applied for under this and any other current applications to Nationwide and any other Temporary Insurance Agreements for Life Insurance whether applied for on the life or lives of one or more Proposed Insureds.

Date Coverage Terminates

60 DAYS *maximum coverage.*

Temporary Life Insurance under this Agreement will terminate automatically on the earliest of:

- **60 days** from the date of this signed Agreement, or
- the date any policy is offered or issued to the Proposed Insured in connection with the above application, or
- the date Nationwide mails notice of termination of coverage and refund of the advance payment to the Proposed Insured, or the Owner, if different than the Proposed Insured.

Limitations

- Fraud or material misrepresentation in the application or in the answers to the Health question of this Agreement invalidates this Agreement and Nationwide's only liability is for refund of any payment made.
- This Agreement does not provide coverage for Proposed Insured's who are under 15 days of age or over the age of 70 on the date of the Agreement.
- If any Proposed Insured dies by suicide, while sane or insane, Nationwide's liability under this Agreement is limited to a refund of the payment made.
- There is no coverage under this Agreement if the check submitted as payment is not honored by the bank on first presentation or if the Electronic Funds Transfer is not processed by the bank.
- No one is authorized to waive or modify any of the provisions of this Agreement.

SIGNATURES

Proposed Insured(s) and Owner Signatures

I HAVE RECEIVED A COPY OF AND HAVE READ THIS AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS.

Dated *(mm/dd/yyyy)* July 28, 2008

X John D. Doe
Signature of Proposed Primary Insured
(or parent if Proposed Primary Insured is under age 15)

X____________________
Signature of Applicant/Owner
(if other than the Proposed Insured(s))

X____________________
Signature of Proposed Additional Insured
(if to be Insured)

Initial Premium Receipt and Producer's Signature

STOP *Be sure to include the amount of the initial premium payment.*

An initial premium payment in the amount of $______________ has been submitted with this application. I have advised the Applicant/Owner that additional premium may need to be submitted at time of delivery.

X Sam A. Producer
Signature of Producer

Any Firm
Firm

02-A000000
Producer's Nationwide #

ICC14-LAAA-0111AO Page 10 of 10 (10/2015)

Nationwide®

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
Application for Individual Life Insurance
P.O. Box 182835, Columbus, Ohio 43218-2835
Fax to: 1-888-677-7393 • www.nationwide.com

PART A – CLIENT INFORMATION

1. Proposed Primary Insured

Name *(First, MI, Last)* John D. Doe		SSN / Tax ID # 000 - 00 - 0000	
Address One Any Street		City Any City	
State Any	Zip Code 00000	County Any County	Sex ☒ M ☐ F	Former Name
Marital Status ☒ Married ☐ Single ☐ Other ____	Age 35	Date of Birth *(mm/dd/yyyy)*	State of Birth OH
E-Mail Address JDDOE@YAHOO.COM	Phone # (000) 000-0000 ☐ AM ☒ PM	Driver's License # / State of Issue RL000000OH	
Annual Income	Net Worth	Occupation	Employer
Can you read and understand English? ☐ Yes ☐ No If "no", please provide primary spoken language: ____		Citizenship *(If other, submit Foreign Supplement.)* ☐ U.S. ☐ Canada ☐ Other, how long have you lived in the U.S.? ____	

2. Proposed Additional Insured

If applicable, complete for either:
a) Joint Insured for Survivorship Life Plan; or
b) Term Rider on Another Covered Person (i.e., Spouse/Children)
If additional space is required, use Special Instructions Section.

Joint/Spouse Proposed Additional Insured Information Only:

Name *(First, MI, Last)*		SSN / Tax ID #	
Address ☐ *(Check box if same as Proposed Primary Insured)*		City	
State	Zip Code	County	Sex ☐ M ☐ F	Former Name
Relationship to Primary Insured	Date of Birth *(mm/dd/yyyy)*	State of Birth	Height	Weight
E-Mail Address	Phone # ( ) ☐ AM ☐ PM	Driver's License # / State of Issue	
Annual Income	Net Worth	Occupation	Employer
Can you read and understand English? ☐ Yes ☐ No If "no", please provide primary spoken language: ____		Citizenship *(If other, submit Foreign Supplement.)* ☐ U.S. ☐ Canada ☐ Other, how long have you lived in the U.S.? ____	

Child Proposed Additional Insured Information Only:

Name of Child Insured(s)	Birth Date	Birth State	Sex	Height	Weight	SSN/ Tax ID #	Relationship to Primary Insured	Address & Phone # (Check box if same as Proposed Primary Insured)
								☐
								☐

3. Owner

Complete ONLY if Owner is not the Proposed Primary Insured.

Unless indicated the Proposed Primary Insured (Joint Insureds in the case of Survivorship) will own the policy.

TRUST - Submit a copy of first and signature pages of Trust document.

If more than two Owners are requested, use Special Instructions Section.

Type of Owner ☐ Individual ☐ Employer ☐ Trust ☐ Rabbi Trust ☐ Qualified Plan ☐ Other ____		Relationship to Insured	SSN/Tax ID/Trust Tax ID
Individual Name *(First, MI, Last)* or Employer Name		DOB *(if applicable) (mm/dd/yyyy)*	
Exact Name of Trust or Plan	Current Trustee(s)	Date of Trust or Plan	
Address ☐ *(Check box if same as Proposed Primary Insured)*		City	
State	Zip Code	County	Phone # ( ) ☐ AM ☐ PM	E-Mail Address

If more than one Owner the following will be applicable: 1) Ownership will be vested jointly with right of survivorship, otherwise to the Executor or Administrator of the last Owner's estate. 2) All notices will be mailed to the one address listed above unless otherwise instructed. 3) For tax reporting purposes, only one Social Security Number can be used. The SSN shown above will be used unless otherwise instructed.

Type of Owner ☐ Individual ☐ Employer ☐ Trust ☐ Rabbi Trust ☐ Qualified Plan ☐ Other ____		Relationship to Insured	SSN/Tax ID/Trust Tax ID
Joint Individual Name *(First, MI, Last)* or Employer Name		DOB *(if applicable) (mm/dd/yyyy)*	
Exact Name of Trust or Plan	Current Trustee(s)	Date of Trust or Plan	
Address ☐ *(Check box if same as Proposed Primary Insured)*		City	
State	Zip Code	County	Phone # ( ) ☐ AM ☐ PM	E-Mail Address

ICC15-LAAA-0106AO Page 1 of 7 (04/2015)

4. Contingent Owner *Complete this section to name an alternative Owner in the event the Insured survives the Owner.*	Name *(First, MI, Last)*				SSN / Tax ID #
	Address ☐ *(Check box if same as Proposed Primary Insured)*			City	
	State	Zip Code	County	Relationship to Insured	Date of Birth *(mm/dd/yyyy)*

5. Secondary Addressee

NOTE: While a policy is in force, you have the right, at any time, to designate a "Secondary Addressee" by sending us written request containing the name and address of such person.

Name (For the purpose of notification of past due premium payment and possible lapse in coverage)

Address

6. Primary Beneficiary Designations

If Survivorship Life Plan, the Proposed Insureds may not be named as Beneficiary.

If additional space is required, use Special Instructions Section.

When more than one Beneficiary is designated, payments will be made in equal shares to the Beneficiaries surviving the Insured, or in full to the last surviving Beneficiary, unless some other distribution of proceeds is provided.

☐ ***Check this box if Trust named in the Owner section is to be the Primary Beneficiary. If a different Trust is named as Primary Beneficiary or Trust is named as Contingent Beneficiary, provide the Trust information below.***

For Proposed Primary Insured

Primary Beneficiary(ies) Name(s) or Trust and Trustee(s)	Share %	Relationship to Insured(s)	Birth Date or Trust Date	SSN/Tax ID #	Address & Phone #
Jane S. Doe	100	Wife	10/08/1975	000-00-0000	One Any Street Any City, Any State 00000 (000) 000-0000

For Proposed Additional Insured

Primary Beneficiary(ies) Name(s) or Trust and Trustee(s)	Share %	Relationship to Insured(s)	Birth Date or Trust Date	SSN/Tax ID #	Address & Phone #

7. Contingent Beneficiary Designations

If additional space is required, use Special Instructions Section.

For Proposed Primary Insured

Contingent Beneficiary(ies) Name(s) or Trust and Trustee(s)	Share %	Relationship to Insured(s)	Birth Date or Trust Date	SSN/Tax ID #	Address & Phone #

For Proposed Additional Insured

Contingent Beneficiary(ies) Name(s) or Trust and Trustee(s)	Share %	Relationship to Insured(s)	Birth Date or Trust Date	SSN/Tax ID #	Address & Phone #

ICC15-LAAA-0106AO Page 2 of 7 (04/2015)

PLAN INFORMATION

8. Life Insurance Plan

STOP

*The Variable Life Fund Supplement **MUST** be completed if applying for a Variable Product.*

*The IUL Allocation Form **MUST** be completed if applying for an Indexed UL Product.*

Product (select one): ☐Universal Life ☐Variable Universal Life ☐Whole Life ☐Survivorship Life

Term Life – Term Level Period (select one): ☐10 Year ☐15 Year ☐20 Year ☐30 Year

Plan Name: ______________________________

(REQUIRED: Print complete name of product being applied for, refer to the Illustration/Sales Proposal for the correct Plan Name.)

Base Specified Amount		Additional Term Rider/Supplemental Coverage Amount *(check plan for availability)*		Total Specified Amount *(including Additional Term Rider/Supplemental Coverage)*
$ 250,000.00	+	$ ____________	=	$ 250,000.00

9. Additional Options

STOP

*Complete this section if you applied for a **Variable Universal, Universal or Survivorship Life** Plan.*

Death Benefit Option ***(If no option is selected here, Option 1 is elected.)***

☒ Option 1 ......(The Specified Amount, or a multiple of the Cash/Accumulated Value, whichever is greater.)

☐ Option 2 ......(The Specified Amount, plus the Cash/Accumulated Value, or a multiple of the Cash/Accumulated Value, whichever is greater.)

☐ Option 3.......(The Specified Amount, plus the Accumulated Premium Account at ________ %* interest or a multiple of the Cash/Accumulated Value, whichever is greater.) **Enter a percentage up to 12% maximum, **ONLY** if the Owner is a business entity. If nothing is entered or the Owner is not a business entity, 0% will apply.*

Internal Revenue Code Life Insurance Qualification Test Option

☒ Guideline Premium/Cash Value Corridor Test

☐ Cash Value Accumulation Test

(If no selection is made here, the Guideline Premium/Cash Value Corridor Test is elected.)

10. Optional Benefits

Check Plan for Availability.

Variable or Universal Life Plans Only ***(Subject to Plan availability.)***

☐ Spouse Rider................ $ ____________

☐ Children's Term Insurance Rider..... $ ____________

☐ Long Term Care Rider*.................. $ ____________

Complete Supplement for Long Term Care Rider.

☐ Accidental Death Benefit Rider........ $ ____________

☐ Extended Death Benefit Guarantee Rider

____ Guarantee Percentage *(Indicate percentage of specified amount)*

____ Guarantee Duration *(Indicate number of years)*

☐ Extended No-Lapse Guarantee Rider**

☐ Guarantee up to Attained Age 90

☐ Guarantee up to Attained Age 120

**This rider is not available with the Premium Waiver Rider.

☐ Adjusted Sales Load Rider ____________ %

(in whole percentages only) waived for __________ years

☐ Change of Insured Rider

☐ Other Rider(s) ____________________

Can select only one:

☐ Premium Waiver Rider.......................$ ____________

☐ Waiver of Monthly Deductions Rider

Can select only one:

☐ Surrender Value Enhancement Benefit

☐ Conditional Return of Premium Rider (cannot be elected with Extended Death Benefit Guarantee Rider)

☐ Surrender Charge Waiver Options ☐ Full ☐ Partial

(If the Full or Partial option is not selected, standard surrender charges will be applied.)

Survivorship Variable or Survivorship Universal Life Plans Only ***(Subject to Plan availability.)***

☐ Four Year Term Rider**.................. $ ____________

***If the **No Charge Four Year Term Insurance** has been illustrated you should **NOT** select this rider.*

☐ Other Rider(s) ____________________

☐ Other Rider(s) ____________________

Can select only one:

☐ Long Term Care Rider*.................... $ ____________

**Complete Survivorship Supplement for Long-Term Care Rider.*

☐ Policy Split Option Rider

Whole or Term Life Plans Only ***(Subject to Plan availability.)***

☐ 20 Year Spouse Rider .... $ ____________

☐ Children's Term Insurance Rider..... $ ____________

☐ Accidental Death Benefit Rider........ $ ____________

☐ Guaranteed Insurability Benefit Rider $ ____________

☐ Waiver of Premium Disability Benefit Rider

☐ Owner's Waiver of Premium Death Benefit Rider (Complete Part B for the Owner)

Occupation ______________

Height ______________

Weight ______________

State of Birth ______________

☐ Owner's Waiver of Premium Death or Disability Benefit Rider (Complete Part B for the Owner)

Occupation ______________

Height ______________

Weight ______________

State of Birth ______________

☐ Other Rider(s) ____________________

☐ Other Rider(s) ____________________

☐ Other Rider(s) ____________________

Policy will be issued with Automatic Premium Loan Option (APLO) for Whole Life Plans only, if available, unless the box below is checked.

☐ **No, do not issue with APLO.**

ICC15-LAAA-0106AO Page 3 of 7 (04/2015)

FUTURE BILLING AND PREMIUM INFORMATION

11. Amount Paid With Application

Check the applicable option and indicate the premium amount being submitted with the application.

(Be sure to review Temporary Insurance Agreement to verify if the Proposed Insured qualifies to submit premium with the application.)

☐ Check/Wire amount with application...$ __________

(NOTE: Make all checks payable to **NATIONWIDE.)**

☐ Web Remittance (this option is not available for VUL products).....................$ __________

☐ Draft initial payment only (indicate initial premium amount and complete Section 13b)..............$ __________

☐ Draft initial payment and future payments (indicate initial premium amount and complete Sections 12 & 13)..$ __________

12. Future Billing and Payment Options

Check the applicable billing or payment option(s) and indicate the premium amount.

Billing Options:

☐ EFT*.............................. $ __________

**If selected, complete Section 13, Electronic Draft Authorization.*

☐ Quarterly .... $ __________

☐ Semi-Annual .... $ __________

☐ Annual.............................. $ __________

Payment Options:

☐ Single Premium..........................$ __________

☐ Billing Advantage ....$ __________

Account Number __________

☐ 1035 Exchange ....$ __________

☐ Other ....$ __________

13. Electronic Draft Authorization

13a. Electronic Draft Options:

Draft Frequency:

☐ Monthly ☐ Quarterly* ☐ Semi-Annual* ☐ Annual*

*Available for Term/Whole Life products only

Draft Day (1st –28th): __________

*(**NOTE:** Draft Day will be determined based upon policy effective date unless a day is requested above.)*

Draft Options:

☐ **Checking - Use information on the initial premium check.

☐ **Checking - (Provide a pre-printed voided check.)

☐ **Savings - (Provide a letter from the bank indicating the Transmit/ABA number, Account number and Account Holder's name.)

13b. If no check or deposit slip provided, indicate below the bank information to be used:

Financial Institution Name __________

Account Number __________

Transit/ABA Number __________

Type of Account: ☐ **Checking ☐ **Savings

***By providing my financial institution name and account information, I hereby authorize Nationwide Life and Annuity Insurance Company to initiate debit entries to my checking/savings account indicated above and the Financial Institution to debit the same such account.*

14. Payor

If someone other than the Insured(s) or the Owner is billed for the premium for this policy.

Name *(First, MI, Last)*

Addresss	City	State	Zip Code

INSURANCE INFORMATION

15. Replacement and Other Policy Information

Be sure to answer all questions. If applicable, check the appropriate box.

☐ Yes ☒ No a. Do you have any other Life Insurance or Annuities EITHER currently in force OR that has been sold to a third party? *(If "yes", list below.)*

☐ Yes ☒ No b. Is any person here proposed for coverage now applying for Life Insurance or Annuities with any other company? *(If "yes", provide name of Company, amount applied for and purpose of coverage.)*

☐ Yes ☒ No c. Will any Life Insurance or Annuities for this or any other company be replaced, discontinued, reduced or changed if insurance now applied for is issued? *(If "yes", list below and complete appropriate replacement forms. If this is an IRC Sect 1035 Exchange, attach 1035 forms.)*

☐ Yes ☒ No d. Is any person here proposed for coverage had Life Insurance or Annuities in the past 3 years that is no longer in force? *(If "yes", provide name of Company, face amount and reason coverage is no longer in force.)*

Insured	Company	Policy Number	Amount Of Coverage	Year Issued	To Be Replaced	1035 Exch	Lapsed/ Surrendered/ Sold	Nationwide Term Conversion
			$		☐ Yes ☐ No	☐		☐
			$		☐ Yes ☐ No	☐		☐
			$		☐ Yes ☐ No	☐		☐
			$		☐ Yes ☐ No	☐		☐

ICC15-LAAA-0106AO Page 4 of 7 (04/2015)

FINANCIAL AND HEALTH INFORMATION

16. Financial

Provide additional details for all "yes" answers in Special Instructions Section unless instructed otherwise.

STOP

This section needs to be completed by each Proposed Insured and Owner/Trustee, if other than Proposed Insured(s).

All questions must be answered by each Proposed Insured and Owner/ Trustee, if other than Proposed Insured(s). For each *yes* answer, indicate the appropriate item(s) and provide details.	**Proposed Primary Insured**		**Proposed Additional Insured**		**Owner/ Trustee if other than Proposed Insured(s)**	
	Yes	No	Yes	No	Yes	No
a. Is this policy being purchased for the purpose of selling or assigning this policy to a life settlement company, trust, limited liability corporation, viatical, or other secondary market purchaser?	☐	☒	☐	☐	☐	☐
b. Have you entered into any agreement, or made arrangements, for the sale or assignment of this policy to a life settlement company, trust, limited liability corporation, viatical, or other secondary market purchaser?	☐	☒	☐	☐	☐	☐
c. Have you been involved in any communication about the possible sale or assignment of this policy to a life settlement company, trust, limited liability corporation, viatical, or other secondary market purchaser?	☐	☒	☐	☐	☐	☐
d. Have you ever sold any life insurance policy to a life settlement company, trust, limited liability corporation, viatical, or other secondary market purchaser?	☐	☒	☐	☐	☐	☐
e. Will any portion of the current or future premium for this policy be financed?	☐	☒	☐	☐	☐	☐
f. Will any Insured or Policy Owner receive any payment in connection with the insurance issued on the basis of this application?	☐	☒	☐	☐	☐	☐

17. Tobacco Use

STOP

Have you used tobacco or nicotine in any form?	**Proposed Primary Insured**	**Proposed Additional Insured**
In the last 12 months?	☐ Yes ☐ No *If "yes", date last used.* ____________	☐ Yes ☐ No *If "yes", date last used.* ____________

18. Health Question

STOP

Provide additional details for all "yes" answers in Special Instructions.

Question must be answered by each Proposed Insured(s).	**Proposed Primary Insured**		**Proposed Additional Insured**		**Any Child**	
	Yes	No	Yes	No	Yes	No
To the best of your knowledge and belief, have you in the past 10 years, been treated for or been diagnosed by a member of the medical profession as having diabetes, stroke, cancer, heart disease, alcoholism, or drug abuse?	☐	☒	☐	☐	☐	☐

19. Special Instructions

If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) or Owner(s) should sign and date additional pages.

PART C – FRAUD STATEMENT AND IMPORTANT NOTICES

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

Pre-Notice of Procedures as Required by The Fair Credit Reporting Act of 1970: This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance:

- An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction; and
- You may elect to be interviewed if an investigative consumer report is prepared in connection with this application. You are entitled to receive a copy of any investigative consumer report by submitting your request in writing.
- Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. You may send corrections and requests for additional information addressed to Nationwide Life and Annuity Insurance Company, [P.O. Box 182835, Columbus, Ohio 43218-2835.] In the event of an adverse decision, you will be notified in writing.

MIB, Inc. Disclosure Notice: Information regarding your insurability will be treated as confidential. Nationwide Life and Annuity Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to MIB, Inc., a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another MIB, Inc. member company for life or health insurance coverage or a claim for benefits is submitted to such a company, MIB, Inc., upon request, will supply such company with the information in its file. I authorize Nationwide to report information to MIB, Inc. Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the MIB, Inc. file, you may contact MIB, Inc. and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB, Inc. information office is [50 Braintree Hill, Suite 400, Braintree, Massachusetts 02184-8734, telephone number 866-692-6901 (TTY 866-346-3642).] The website address of the MIB, Inc. information office is [www.mib.com.] Nationwide Life and Annuity Insurance Company or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

Information Practices: Nationwide has a privacy policy to protect your personal information, and it is available to you upon request. To issue an insurance policy, we need to obtain information about you. Some of that information will come from you, and some will come from other sources, including consumer reports such as an insurance score based on information contained in your credit report. Personal information may in certain circumstances be disclosed to third parties without your specific authorization as permitted or required by law. You have the right to access and correct your personal information.

ICC15-LAAA-0106AO Page 5 of 7 (04/2015)

PART D – AGREEMENT, AUTHORIZATION AND SIGNATURE

Agreement: I understand and agree that:

- This application, any amendments to it, and any related medical examination(s) will become a part of the Policy and are the basis of any insurance issued upon this application.
- The Proposed Insured or Owner has a right to cancel this application at any time by contacting their producer or Nationwide Life and Annuity Insurance Company ("Nationwide") in writing. No producer, medical examiner or other representative of Nationwide may accept risks or make or change any contract; or waive or change any of the Company's rights or requirements.
- If the full first premium is made in exchange for a Temporary Insurance Agreement, Nationwide will only be liable to the extent set forth in that Agreement.
- If the full first premium is not paid with this application, then insurance will only take effect when (1) a policy is issued by Nationwide and accepted by me; and (2) the full first premium is paid; and (3) all the answers and statements made on the application, medical examination(s) and amendments are true to the best of my knowledge and belief when (1) and (2) have occurred.
- Nationwide may obtain and use consumer reports for each insured in the processing and/or underwriting of this application for life insurance.

HIPAA Compliant Authorization: I authorize: any licensed physician or medical practitioner; any hospital; clinic; any pharmacy or pharmacy benefit managers; and other sources who maintain prescription drug records and related information; or other medical or medically related facility; any insurance company; MIB, Inc.; or any other organization; institution; or person; to disclose any information concerning me; including, but not limited to, my entire medical/health record to the Medical Director of Nationwide or its subsidiaries; affiliates; or sub-contractors; including, but not limited to; RSA Medical; for the purpose of underwriting my application in order to determine eligibility for Life Insurance and to investigate claims. I also authorize Nationwide to report information to MIB, Inc. By my signature below, I acknowledge that any agreements I have made to restrict my protected health information do not apply to this form; and I instruct any physician; health care professional; hospital; clinic; pharmacy or pharmacy benefit managers; medical facility; or other health care provider to release and disclose my entire medical/health record without restriction. I understand that any information that is disclosed pursuant to this form may be redisclosed and no longer be covered by federal rules governing privacy and confidentiality of health information. This form, or a copy of it, will be valid for a period of not more than two and one-half years (30 months) from the date it was signed, or the time limit, if any, permitted by applicable law in the state where the policy is delivered or issued for delivery. I understand that I have the right to revoke this form in writing, at any time, by sending a written request for revocation to Nationwide, [Attention: Underwriting, P.O. Box 182835, Columbus, Ohio 43218-2835.] I understand that a revocation is not effective to the extent that any of my providers have relied on this form; or to the extent that Nationwide has a legal right to contest a claim under an insurance policy or to contest the policy itself. I further understand that if I refuse to sign this form to release my complete records, or, if I revoke this authorization before a policy is issued, Nationwide may not be able to process my application. I understand that my authorized representative or I have a right to a copy of this form by sending a request to Nationwide in writing.

Taxpayer ID Number

STOP

Check box, if Applicable.

I certify under penalties of perjury that:

- **The Taxpayer Identification Number or Social Security Number listed on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and,**
- **I am not subject to backup withholding because**
  - **I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or**
  - **the Internal Revenue Service has notified me that I am no longer subject to backup withholding, or that I am exempt from backup withholding, and**
- **I am a U.S. citizen or other U.S. person, and,**
- **The FATCA (Foreign Account Tax Compliance Act) code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (FATCA does not apply as this is a US account)**

☐ **Check this box if you have been notified by the IRS that you are currently subject to backup withholding because of failure to report interest or dividends on your tax return.**

Proposed Insured(s) and Owner/Trustee Signatures

STOP

All Financial questions in Section 16 (a through f) are required to be answered for both the Proposed Insured(s) and Owner, if not Proposed Insured(s).

I HAVE READ THIS APPLICATION AND AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Signed at Any City, Any State (City/State), on July 28 (Month/Day), 2008 (Year)

John Doe — Full Name of Proposed Primary Insured *(print)*

X John Doe — Signature of Proposed Primary Insured *(or parent if Proposed Primary Insured is under age 15)*

Full Name of Proposed Additional Insured *(print)*

X Signature of Proposed Additional Insured *(if to be Insured)*

X Signature of Applicant/Owner *(if other than the Proposed Insured(s))*

X Signature of Applicant/Owner *(if other than the Proposed Insured(s))*

PART E - PRODUCER'S CERTIFICATION

Producer's Certification

STOP

Be sure to answer all three questions.

☒ Yes ☐ No	a.	I have truly and accurately recorded all Proposed Insureds' answers on this application.
☒ Yes ☐ No	b.	I have witnessed his/her/their signature(s) hereon. *(If "no", provide details in Special Instructions Section.)*
☐ Will ☒ Will Not	c.	To the best of my knowledge, the insurance applied for will or will not replace any Life Insurance, and/or Annuities.

Sam A. Producer — Producer's Name *(print)*

X Sam A. Producer — Signature of Producer

Any Firm — Firm

02-A000000 — Producer's Nationwide #

ICC15-LAAA-0106AO Page 6 of 7 (04/2015)

TEMPORARY INSURANCE AGREEMENT
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, COLUMBUS, OH
This Agreement provides a limited amount of Life Insurance coverage, for a limited period of time, subject to the terms of this Agreement.

HEALTH QUESTION

STOP *Question must be answered by each Proposed Insured(s).*

Proposed Primary Insured Yes	Proposed Primary Insured No	Proposed Additional Insured Yes	Proposed Additional Insured No	Any Child Yes	Any Child No	Has anyone here proposed for insurance:
☐	☒	☐	☐	☐	☐	To the best of your knowledge and belief, within the past 10 years, been treated for, consulted a licensed health care provider, or been diagnosed by a licensed health care provider as having: angina, or chest pain or discomfort; heart attack, heart murmur, or any other heart disorder; epilepsy, stroke or diabetes; AIDS *(Acquired Immune Deficiency Syndrome)*, any AIDS-related disorder or positive HIV *(Human Immunodeficiency Virus)* test result; any brain, nervous, or mental disorder, any drug or alcohol addiction; any kidney disorder *(other than kidney stones)*; or any cancer or other malignancy?

If the above question is answered ***YES or LEFT BLANK, NO COVERAGE*** *will take effect under this Agreement and no representative of Nationwide Life and Annuity Insurance Company is authorized to accept money, and/or provide a temporary insurance receipt to the applicant.*

TERMS AND CONDITIONS

Amount of Coverage

[$1,000,000] overall maximum for all applications or agreements.

Temporary Insurance under this Agreement will commence on the date of the application if the full first premium for the mode selected has been paid and accepted by Nationwide or authorized by Electronic Funds Transfer as advance payment for an application for Life Insurance. If any Proposed Insured dies while this temporary insurance is in effect, Nationwide will pay to the designated Beneficiary the lesser of:

- the amount of death benefits, if any, which would be payable under the policy and its riders if issued as applied for, excluding any accidental death benefits, or
- **[$1,000,000]** This total benefit limit applies to all insurance applied for under this and any other current applications to Nationwide and any other Temporary Insurance Agreements for Life Insurance whether applied for on the life or lives of one or more Proposed Insureds.

Date Coverage Terminates

60 DAYS *maximum coverage.*

Temporary Life Insurance under this Agreement will terminate automatically on the earliest of:

- **60 days** from the date of this signed Agreement, or
- the date any policy is offered or issued to the Proposed Insured in connection with the above application, or
- the date Nationwide mails notice of termination of coverage and refund of the advance payment to the Proposed Insured, or the Owner, if different than the Proposed Insured.

Limitations

- Fraud or material misrepresentation in the application or in the answers to the Health question of this Agreement invalidates this Agreement and Nationwide's only liability is for refund of any payment made.
- This Agreement does not provide coverage for Proposed Insured's who are under 15 days of age or over the age of 70 on the date of the Agreement.
- If any Proposed Insured dies by suicide, while sane or insane, Nationwide's liability under this Agreement is limited to a refund of the payment made.
- There is no coverage under this Agreement if the check submitted as payment is not honored by the bank on first presentation or if the Electronic Funds Transfer is not processed by the bank.
- No one is authorized to waive or modify any of the provisions of this Agreement.

SIGNATURES

Proposed Insured(s) and Owner Signatures

I HAVE RECEIVED A COPY OF AND HAVE READ THIS AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS.

Dated *(mm/dd/yyyy)* July 28, 2008 X *John D. Doe*
Signature of Proposed Primary Insured
(or parent if Proposed Primary Insured is under age 15)

X ____________________
Signature of Applicant/Owner
(if other than the Proposed Insured(s))

X ____________________
Signature of Proposed Additional Insured
(if to be Insured)

Initial Premium Receipt and Producer's Signature

STOP *Be sure to include the amount of the initial premium payment.*

An initial premium payment in the amount of $ ____________ has been submitted with this application. I have advised the Applicant/Owner that additional premium may need to be submitted at time of delivery.

X *Sam A. Producer* — Signature of Producer
Any Firm — Firm
02-A000000 — Producer's Nationwide #

ICC15-LAAA-0106AO Page 7 of 7 (04/2015)

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
Application for Individual Life Insurance
[P.O. Box 182835, Columbus, Ohio 43218-2835
Fax to: 1-888-677-7393 • www.nationwide.com]

PART B – PERSONAL AND HEALTH INFORMATION

1. Proposed Insured(s)	Proposed Primary Insured *(First, MI, Last)* John D. Doe	SSN / Tax ID # 000 – 00 - 0000
	Proposed Additional Insured *(First, MI, Last)*	SSN / Tax ID #

2. Tobacco Use	**Have you used tobacco or nicotine in any form?**	**Proposed Primary Insured**	**Proposed Additional Insured**
	1. In the last 12 months?	☐ Yes ☐ No *If "yes", date last used.* ____________	☐ Yes ☐ No *If "yes", date last used.* ____________
	2. In the last 5 years?	☐ Yes ☐ No *If "yes", date last used.* ____________	☐ Yes ☐ No *If "yes", date last used.* ____________
	3. If "yes", check all forms of tobacco or nicotine products used.	☐ Cigarettes ☐ Cigars ☐ Electronic Cigarettes ☐ Pipe ☐ Chewing Tobacco ☐ Snuff ☐ Other Tobacco ☐ Nicotine Products (gum, patch, etc.)	☐ Cigarettes ☐ Cigars ☐ Electronic Cigarettes ☐ Pipe ☐ Chewing Tobacco ☐ Snuff ☐ Other Tobacco ☐ Nicotine Products (gum, patch, etc.)

3. Physical Measurements	**Height**	**Current Weight**	**Weight 1 Year Ago**	**Details of Weight Gain or Loss**
Fill in information for the Proposed Primary Insured.				

4. Personal Physicians		**Proposed Primary Insured**	**Proposed Additional Insured**	**Any Child**
If Child Rider coverage is requested, use an additional blank sheet to add Personal Physician information for each child.	Name of Personal Physician:			
	Address:			
	Telephone Number:			
	Date last consulted:			
	Reason last consulted and outcome:			
	Treatment given or medication prescribed:			

ICC15-LAAA-0107AO Page 1 of 4 (04/2015)

5. Personal Details	All questions are to be answered by each Proposed Insured. For each yes answer, indicate the appropriate item(s) and provide details.	Proposed Primary Insured		Proposed Additional Insured		Any Child	
Explain all "yes" answers in Section 6 Details box below unless instructed otherwise.		Yes	No	Yes	No	Yes	No
	a. Have you ever had any application for Life or Health Insurance *(or any application for reinstatement for Life or Health Insurance)* declined, postponed, rated-up or limited?	☐	☒	☐	☐	☐	☐
	b. In the past 5 years, have you applied for or received disability payments for any illness or injury?	☐	☒	☐	☐	☐	☐
	c. In the past 3 years or within the next 2 years, have you engaged in, or do you intend to engage in: flying as a pilot, student pilot, or crew member; organized racing of an automobile, motorcycle, or any type of motor-powered vehicle; scuba diving, mountain climbing, hang gliding, parachuting, sky diving, bungee jumping, soaring or ballooning? *(If "yes", please complete an Aviation/Hazardous Activities Questionnaire.)*	☐	☒	☐	☐	☐	☐
	d. Have you in the past 5 years, had your driver's license suspended or revoked; or in the past 5 years been convicted of driving while impaired or intoxicated; or in the past 3 years been convicted of three or more moving violations?	☐	☒	☐	☐	☐	☐
	e. Except as prescribed by a physician, have you ever used, or been convicted for sale or possession of cocaine or any other narcotic or illegal drug? *(If "yes", complete Drug Questionnaire.)*	☐	☒	☐	☐	☐	☐
	f. Have you ever been convicted of or pled guilty or no contest to a felony or been charged with a violation of any criminal law that is still pending?	☐	☒	☐	☐	☐	☐
	g. In the next 12 months, do you plan to travel or reside outside of the United States or Canada? *(If "yes", complete Supplement for Foreign Nationals or Travel.)*	☐	☒	☐	☐	☐	☐
	h. Do you belong to any active or reserve military or naval organization or have you entered into a written agreement to become a member of the Armed Forces? *(If "yes", complete Military Status Questionnaire.)*	☐	☒	☐	☐	☐	☐
	i. Have you had any bankruptcies in the past 7 years or do you have any suits or judgments pending against you at this time?	☐	☒	☐	☐	☐	☐
	j. To the best of your knowledge, do you have a parent or sibling who died from cancer or cardiovascular disease prior to age 60? *(If "yes", provide relationship to Proposed Insured(s), age at death, and cause of death, and if cancer, provide type.)*	☐	☒	☐	☐	☐	☐

6. Explanation of Personal Details	Question Letter	Person	Dates	Details
If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) should sign and date additional pages.				

ICC15-LAAA-0107AO Page 2 of 4 (04/2015)

7. Health Questions

All questions are to be answered by each Proposed Insured.

Explain all "yes" answers in Section 8 Details box unless instructed otherwise.

To the best of your knowledge and belief, in the past 5 years, has anyone here proposed for insurance consulted a licensed health care provider for, been treated for, taken medication for, or been diagnosed as having:	**Proposed Primary Insured**		**Proposed Additional Insured**		**Any Child**	
	Yes	No	Yes	No	Yes	No
a. AIDS *(Acquired Immune Deficiency Syndrome)*, or any other AIDS-related condition, or received a positive result of an HIV *(Human Immunodeficiency Virus)* test?	☐	☒	☐	☐	☐	☐
b. Heart disease, heart attack, angina, chest pain, shortness of breath, cardiomyopathy, congestive heart failure, heart murmur, valvular heart disease, congenital heart defect, or other disorders of the heart?	☐	☒	☐	☐	☐	☐
c. Abnormal electrocardiogram, heart catheterization, coronary bypass surgery, angioplasty, or other cardiac test or procedure?	☐	☒	☐	☐	☐	☐
d. Irregular heart beat, palpitations, high blood pressure, high cholesterol, or high triglycerides?	☐	☒	☐	☐	☐	☐
e. Aneurysm, carotid artery disease, deep venous thrombosis, phlebitis, peripheral vascular disease, any other disorder of the blood vessels or pulmonary embolism?	☐	☒	☐	☐	☐	☐
f. Diabetes, abnormal blood sugar, thyroid, adrenal, parathyroid, pituitary, or other glandular disorder?	☐	☒	☐	☐	☐	☐
g. Cancer, leukemia, lymphoma, any malignant or benign tumor, cyst, polyp or any chronic disease of the skin or lymph glands?	☐	☒	☐	☐	☐	☐
h. Any abnormal screening tests for cancer including PSA *(prostate specific antigen)*, mammogram, or PAP smears?	☐	☒	☐	☐	☐	☐
i. Disorder of the blood including anemia, sickle cell disorders, thalassemia, hemophilia, or any other disorder of the red blood cells, or white blood cells, platelets, or clotting factors?	☐	☒	☐	☐	☐	☐
j. Headaches, Stroke, TIA *(transient ischemic attack)*, paralysis, epilepsy, seizures, fainting, tremor, Parkinson's disease, mental retardation, cerebral palsy, multiple sclerosis, Alzheimer's disease, dementia, ALS *(Lou Gehrig's disease)*, or any other symptoms or disorders of the nerves, spinal cord, or brain?	☐	☒	☐	☐	☐	☐
k. Asthma, emphysema, chronic bronchitis, tuberculosis, persistent hoarseness or cough, sleep apnea or narcolepsy, or any other disease of the lungs or respiratory system?	☐	☒	☐	☐	☐	☐
l. An abnormal chest X-ray, CT scan, MRI, Pet Scan, or Ultrasound?	☐	☒	☐	☐	☐	☐
m. Ulcer, intestinal bleeding, ulcerative colitis, Crohn's disease, diverticulitis, persistent diarrhea, rectal bleeding, hernia, or any other disorder or disease of the mouth, throat, esophagus, stomach, intestines or abdomen?	☐	☒	☐	☐	☐	☐
n. Jaundice, cirrhosis, hepatitis, or any disease of the liver, pancreas or gall bladder?	☐	☒	☐	☐	☐	☐
o. Sugar, protein or blood in the urine, kidney stone, glomerulonephritis, history of nephrectomy, any other disease or disorder of the kidneys, bladder, or any part of the urinary system?	☐	☒	☐	☐	☐	☐
p. Uterine fibroids, endometriosis, abnormality or change in menstrual cycle, ovarian cyst/tumor, prostate enlargement, testicular mass, sexually transmitted diseases, or any other disorder of the reproductive system or breasts?	☐	☒	☐	☐	☐	☐
q. Depression, anxiety, bipolar disorder, obsessive compulsive disorder, neurosis, psychosis, schizophrenia, attention deficit disorders, affective disorders, eating disorder, hallucinations, or any other mental, behavioral, psychological or psychiatric disorders?	☐	☒	☐	☐	☐	☐
r. Alcoholism or drug addiction?	☐	☒	☐	☐	☐	☐
s. Arthritis, rheumatoid arthritis, osteoporosis, chronic pain, fibromyalgia, herniated disc, or any disorder of the muscles, joint, bones, tendons, ligaments, spine, or back?	☐	☒	☐	☐	☐	☐

ICC15-LAAA-0107AO Page 3 of 4 (04/2015)

7. **Health Questions** ***(cont'd)***	**To the best of your knowledge and belief, in the past 5 years, has anyone here proposed for insurance consulted a licensed health care provider for, been treated for, taken medication for, or been diagnosed as having:**	**Proposed Primary Insured**		**Proposed Additional Insured**		**Any Child**	
All questions are to be answered by each Proposed Insured.		Yes	No	Yes	No	Yes	No
Explain all "yes" answers in Section 8 Details box unless instructed otherwise.	t. Any disease of eyes, ears, nose, or throat?	☐	☒	☐	☐	☐	☐
	u. Any other disease, disorder or injury not disclosed?	☐	☒	☐	☐	☐	☐
	v. If female, are you aware if you are currently pregnant? *(If "yes", please provide due date.)*	☐	☒	☐	☐	☐	☐
	To the best of your knowledge and belief, in the past 5 years, has anyone here proposed for insurance:						
	w. Consulted, been referred to, or been examined or treated by any physician, chiropractor, psychologist or other health care provider or by any hospital, clinic, mental health facility, treatment facility or other health care facility not already disclosed? *(If it was for a "check up", annual physical, employment physical, etc., provide findings and results.)*	☐	☒	☐	☐	☐	☐
	x. Been medically advised by a licensed health care provider to have any surgery, hospitalization, treatment or test that was not completed or results that you have not received ***(excluding HIV)***?	☐	☒	☐	☐	☐	☐
	y. Taken or is currently taking any medication other than indicated above to include prescription, over-the-counter medications for more than 5 days, dietary supplements, "natural" or herbal medications? *(Give details of dosage and frequency.)*	☐	☒	☐	☐	☐	☐
	z. Used alcoholic beverages? *(If "yes", how much, what kind (beer, wine, liquor), and how often?)*	☐	☒	☐	☐	☐	☐

8. Details of Health History

If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) should sign and date additional pages.

Question Letter	Person	Dates	**Details** *(Be specific. Give full names, addresses and telephone numbers (if available) of physicians, hospitals, etc.)*

9. Fraud Statement

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

10. Proposed Insured(s)

I acknowledge that all the statements and answers on this form are complete and true to the best of my knowledge and belief, whether written by my own hand or not, and I agree that they are to be the basis for any insurance issued hereon. I agree that a copy of this Part B shall be attached to and form a part of any policy issued.

Signed this day of July 28 (Month/Day), 2008 (Year)

X *James Examiner*
Signature of Proposed Primary Insured
(or parent if Proposed Primary Insured is under age 15)

X *John Doe*
Signature of Proposed Additional Insured
(if to be Insured)

ICC15-LAAA-0107AO Page 4 of 4 (04/2015)

POLICY CHANGES/REINSTATEMENT/CONVERSION APPLICATION

☐ NATIONWIDE LIFE INSURANCE COMPANY
☐ NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

P.O. Box 182835, Columbus, Ohio 43218-2835
Fax to: 1-888-677-7393 • www.nationwide.com

Select one of the following:

☐ **POLICY CHANGES** - fill out Part A and B (REQUIRED) and Part D (IF NEEDED)	☐ **REINSTATEMENT** - fill out Part A, B and D (REQUIRED)	☐ **CONVERSION** - fill out Part A and C (REQUIRED) and Part D (IF NEEDED)

PART A - CLIENT INFORMATION

1. Proposed Primary Insured

Print Current Policy Number:

Name *(First, MI, Last)* John Doe		SSN / Tax ID # 000-00-0000	
Address One Any Street		City Any City	
State Any State	Zip Code 00000	County Any County	Sex ☒M ☐F / Former Name
Marital Status ☒ Married ☐ Single ☐ Other________	Age 36	Date of Birth *(mm/dd/yyyy)* 02/07/1973	State of Birth OH
E-Mail Address JDDOE@YAHOO.COM	Would you like to receive information via e-mail? ☒ Yes ☐ No	Phone # (000) 000-0000	☐ AM ☒ PM
Driver's License # / State of Issue RL000000 OH	Annual Income	Net Worth	
Occupation	Employer	Citizenship *(If other, submit Foreign Supplement.)* ☐ U.S. ☐ Canada ☐ Other, how long have you lived in the U.S.?_______	

2. Proposed Additional Insured

If applicable, complete for either:
- *Joint Insured for Survivorship Life Plan; or*
- *Term Rider on Another Covered Person (i.e., Spouse/Children)*

If additional space is required, use Special Instructions Section.

Joint/Spouse Proposed Additional Insured Information Only:

Name *(First, MI, Last)*	SSN / Tax ID #	Date of Birth *(mm/dd/yyyy)*	
Address ☐ *(Check box if same as Proposed Primary Insured)*	City	State	Zip Code
E-Mail Address	Would you like to receive information via e-mail? ☐ Yes ☐ No	Phone # ( )	☐ AM ☐ PM
Driver's License # / State of Issue	Annual Income	Net Worth	
Occupation	Employer	Citizenship *(If other, submit Foreign Supplement.)* ☐ U.S. ☐ Canada ☐ Other, how long have you lived in the U.S.?_____________	

Child Proposed Additional Insured Information Only:

Name of Child Insured(s)	Birth Date	Birth State	Sex	Height	Weight	SSN / Tax ID #	Relationship to Primary Insured	Address & Phone # *(Check box if same as Proposed Primary Insured)*
								☐
								☐

3. Replacement and Other Policy Information

STOP

If additional coverage is being applied for, be sure to answer all questions. If applicable, check the appropriate box.

☐ Yes ☒ No	a. Do you have any other Life Insurance or Annuities either currently in force or that has been sold to a third party? *(If "yes", list below.)*
☐ Yes ☒ No	b. Is any person here proposed for coverage now applying for Life Insurance or Annuities with any other company? *(If "yes", provide name of Company, amount applied for and purpose of coverage.)* ________________
☐ Yes ☒ No	c. Will any Life Insurance or Annuities for this or any other company be replaced, discontinued, reduced or changed if insurance now applied for is issued? *(If "yes", list below and complete appropriate replacement forms. If this is an IRC Sect 1035 Exchange, attach 1035 forms.)*
☐ Yes ☒ No	d. Is any person here proposed for coverage ever had Life Insurance or Annuities in the past 3 years that is no longer in force? *(If "yes", list below and provide name of Company, face amount and reason coverage is no longer in force.)*

Company	Policy Number	Amount Of Coverage	Year Issued	To Be Replaced	1035 Exch	Lapsed/ Surrendered/ Sold	Nationwide Term Conversion
		$		☐ Yes ☐ No	☐		☐
		$		☐ Yes ☐ No	☐		☐
		$		☐ Yes ☐ No	☐		☐

ICC15-LAFF-0137AO Page 1 of 10 (02/2015)

PART B - POLICY CHANGES / REINSTATEMENT

4. Policy Changes or Reinstatement *(Subject to Plan availability.)*

For Variable Life policies issued by Provident Mutual, rider additions must accompany a face increase.

Face increases are not allowed for Term and Whole Life products.

Rider additions are not allowed for Survivorship products, with the exception of adding Long-Term Care to the Survivorship UL II product.

Policies issued by Provident Mutual, Covenant, and Continental American are not eligible for Rider additions or Increase, excluding VUL products.

☐ a. REINSTATE POLICY *(See Policy Reinstatement Provisions.)* Complete Part A and D for all covered persons.

☐ b. REMOVAL OF RATING – Remove or reduce rating on__________________ *(rated insured person, plan)*. For all rate reductions, complete Part A and D *(list the physicians with the most current information on the related condition. For occupational ratings, provide details of new occupation in Part A, # 1 or 2. Attach an appropriate questionnaire when applicable.)*

☐ c. Change Tobacco class to Non-Tobacco class. Complete Part A and D for the Insured whose class is to be changed. *(Not available on all products.)*

☐ d. Preferred/Plus Discount – Complete Part A and D.

☐ e. RIDERS AND BENEFITS – When adding or increasing a rider, always complete Part A and B on the Proposed Primary Insured and on the person or persons covered by the rider *(if someone other than the Proposed Primary Insured)*.	ADD/INCREASE Rider or Benefit for: *(Complete Part A and D.)*	REDUCE Existing Rider/Benefit to:	REMOVE Rider or Benefit
e1. Spouse Rider – Complete Part A, # 2 and Part D.	☐ $__________	☐ $__________	☐
e2. Child's Rider – Complete Part A, # 2 and Part D.	☐ $__________	☐ $__________	☐
e3. Premium Waiver Rider/Waiver of Premium Rider (UL and VUL only) – subject to availability	☐ $__________	☐ $__________	☐
e4. Waiver Rider/Waiver of Monthly Deduction Rider (UL and VUL only) – subject to availability	☐ $__________	☐ $__________	☐
e5. Waiver of Premium Disability Benefit Rider (WL only)	☐ $__________	☐ $__________	☐
e6. Accidental Death Benefit / Rider	☐ $__________	☐ $__________	☐
e7. GIB (Guaranteed Insurability Benefit) / GOISA (Guaranteed Option to Increase Specified Amount)	☐ $__________	☐ $__________	☐
e8. Owner's Death Benefit – Complete Part A, # 2 and Part D.	☐ (Whole Life Only)	☐ XXXXX	☐
e9. Owner's Death or Disability Benefit - Complete Part A, # 2 and Part D	☐ (Whole Life Only)	☐ XXXXX	☐
e10. Long-Term Care – Proposed Primary Insured (If adding coverage, complete Supplement for Long-Term Care or Survivorship Supplement for Long-Term Care)	☐ $__________	☐ $__________	☐
e11. Long-Term Care – Proposed Additional Insured (If adding coverage, complete Survivorship Supplement for Long-Term Care)	☐ $__________	☐ $__________	☐
e12. Other Riders: Give full rider name, face amount, term interest rate, etc., where applicable. ______________________	☐ $__________	☐ $__________	☐

☐ f. Add Child to an in force Child's Rider – Complete Part A, #2 and Part D. *(Complete for any child to be added that was not born or legally adopted after the effective date of the Rider.)*

☐ g. Increase Specified Amount to $______________ Complete Part A and D. If premium or premium payment mode needs to change, complete #4i and #4j. *(Available on UL and VUL only. Minimum $10,000 for Nationwide Products, Minimum $25,000 for policies issued by Provident Mutual.)*

☐ h. Decrease *(refer to the illustration for decrease or specific policy limitations for UL and VUL only.)* If premium or premium payment mode needs to change, complete #4i and #4j.
☐ Base Face Amount or Specified Amount to $______________
☐ Additional Term Rider to $______________

☐ i. Change Planned Periodic Premium to $______________ *(available on UL and VUL only.)*

☐ j. Change Premium Payment Mode to: ☐ Annual ☐ Semi-Annual ☐ Quarterly ☐ Other______________
☐ EFT *(Complete #4m Electronic Funds Transfer Authorization Section)*

☐ l. Change to Death Benefit Option: *(available on UL and VUL only.)*
☐ From Option 1 Level to Option 2 Increasing ☐ From Option 2 Increasing to Option 1 Level

☐ m. Electronics Funds Transfer Authorization:

Draft Frequency:
☐ Monthly ☐ Quarterly* ☐ Semi-Annual* ☐ Annual*
*Available for Term/Whole Life Products only

EFT amount $______________

Draft Day (1st – 28th):______________
(**NOTE:** *Draft Day will be determined based upon policy effective date unless a day is requested.)*

Draft Options:
☐ **Checking - Provide a pre-printed voided check.

☐ **Savings - Provide a letter from the bank indicating the Transmit/ABA number, Account number and Account Holder's name.

If no check or deposit slip provided, indicate below the bank information to be used:

Financial Institution Name______________ Transit/ABA Number______________

Account Number______________ Type of Account: ☐ **Checking ☐ **Savings

***By providing my financial institution name and account information, I hereby authorize Nationwide Life Insurance Company/ Nationwide Life and Annuity Insurance Company to initiate debit entries to my checking/savings account indicated above and the Financial Institution to debit the same such account.*

ICC15-LAFF-0137AO Page 2 of 10 (02/2015)

PART C - CONVERSION

5. Application to Convert Individual or Group Term Insurance From:

(Check one of the following.)

a. Individual Term Insurance Policy No(s).________________ and/or
b. Individual Term Insurance Rider(s) attached to Base Policy No(s).________________ and/or
c. Individual Term Insurance for: ☐ Spouse ☐ Child ☐ Additional Insured *(check which)* now covered on a:
☐ Spouse Rider ☐ Children's Rider ☐ Family Rider
☐ Additional Insured Rider (check which) on Policy No.________________
☐ If the Spouse is being converted from a Family Rider, or one Child is being converted from a Children's Rider, is a Children's rider to be retained? ☐ Yes ☐ No
d. Group Policy No.________________ Group Certificate No.________________
Issued to (Name of Employer):________________
e. If not converting the full amount of term insurance, will the remaining term insurance remain in force? ☐ Yes ☐ No
f. The Waiver of Monthly Deduction/Waiver of monthly Premium Rider is not available if the Proposed Insured is totally disabled at the time this conversion application is made. Is the Proposed Insured now totally disabled? ☐ Yes ☐ No

6. Life Insurance Plan

Refer to the Illustration/ Sales Proposal for the correct plan name. Complete Part A and D if increasing the Total Specified Amount

(Print complete name of product being applied for. Some plan names may differ by state.)
Permanent Plan*: YourLife Guaranteed Level Term
The Variable Life Fund Supplement* ***MUST* *be completed if applying for a Variable Product. The IUL Allocation form* ***MUST*** *be completed if applying for an Indexed UL Product.*

Base Specified Amount		Additional Term Rider/Supplemental Coverage Amount *(check plan for availability)*		Total Specified Amount *(including Additional Term Rider/ Supplemental Coverage)*
$________	+	$________	=	$________

7. Special Adjustments

a. ☐ Removal of rating - Remove or reduce rating on________________ *(rated insured person, plan).* For all rate reductions, complete Part A and D (list the physicians with the most current information on the related condition). For occupational ratings, provide details of new occupation in Part A, #1 or 2. Attach an applicable questionnaire when applicable.
b. ☐ Preferred/ Preferred Plus Discount ☐ Non-Tobacco Class Change *(For either option, complete Part A and D)*

8. Additional Options

STOP

Complete this section if you applied for a Variable Universal, Universal or Survivorship Life Plan

Death Benefit Option ***(If no option is selected here, Option 1 is elected.):***

☐ Option 1 - The Specified Amount, or a multiple of the Cash/Accumulated Value, whichever is greater.
☐ Option 2 - The Specified Amount, plus the Cash/Accumulated Value, or a multiple of the Cash/Accumulated Value, whichever is greater.
☐ Option 3 - The Specified Amount, plus the Accumulated Premium Account at ______%* interest or a multiple of the Cash/Accumulated Value, whichever is greater. **Enter a percentage up to 12% maximum,* ***ONLY*** *if the Owner is a business entity. If nothing is entered or the Owner is not a business entity, 0% will apply.*

Internal Revenue Code Life Insurance Qualification Test Option:

☐ Guideline Premium/Cash Value Corridor Test
☐ Cash Value Accumulation Test *(If no selection is made here, the Guideline Premium/Cash Value Corridor Test is elected.)*

9. Optional Benefits

Check Plan for Availability.

STOP

Complete Part A and D if adding or increasing specified face amount of riders/benefits.

Variable or Universal Life Plans Only ***(Subject to Plan availability.):***

☐ Spouse Rider........................ $________
☐ Children's Term Insurance Rider .... $________
☐ Long-Term Care Rider*................ $________
Complete Supplement for Long-Term Care Rider
☐ Accidental Death Benefit Rider .... $________
☐ Extended Death Benefit Guarantee Rider
________ Guarantee Percentage *(Indicate percentage of specified amount)*
________ Guarantee Duration *(Indicate number of years)*
☐ Extended No-Lapse Guarantee Rider**
☐ Guarantee up to Attained Age 90
☐ Guarantee up to Attained Age 120
**This rider is not available with the Premium Waiver Rider.

☐ Adjusted Sales Load Rider .... ________%
(in whole percentages only) waived for ________ years
☐ Change of Insured Rider
☐ Other Rider(s)________________
☐ Other Rider(s)________________

Can select only one:
☐ Premium Waiver Rider.......................... $________
☐ Waiver of Monthly Deductions Rider

Can select only one:
☐ Surrender Value Enhancement Benefit
☐ Conditional Return of Premium Rider (cannot be elected with Extended Death Benefit Guarantee Rider)
☐ Surrender Charge Waiver Options ☐ Full ☐ Partial
(If the Full or Partial option is not selected, standard surrender charges will be applied.)

Survivorship Variable or Survivorship Universal Life Plans Only ***(Subject to Plan availability.):***

☐ Four Year Term Rider**.................... $________
If the* ***No Charge Four Year Term Insurance *has been illustrated you should NOT select this rider.*

☐ Other Rider(s)________________
☐ Other Rider(s)________________

Can select only one:
☐ Long-Term Care Rider*
**Complete Survivorship Supplement for Long-Term Care Rider.*
☐ Policy Split Option Rider

Whole Life Plans Only ***(Subject to Plan availability.):***

☐ 20 Year Spouse Rider........................ $________
☐ Children's Term Insurance Rider .... $________
☐ Accidental Death Benefit Rider.......... $________
☐ Guaranteed Insurability Benefit Rider $________

☐ Waiver of Premium Disability Benefit Rider
☐ Other Rider(s)________________
☐ Other Rider(s)________________

Policy will be issued with Automatic Premium Loan Option (APLO) for Whole Life Plans only, if available, unless the box below is checked. ☐ **No, do not issue with APLO.**

ICC15-LAFF-0137AO Page 3 of 10 (02/2015)

10. Amount Paid With Application

Check the applicable option and indicate the premium amount being submitted with the application.

☐ Check/Wire amount with application .... $________
(**NOTE**: Make all checks payable to **NATIONWIDE**.)
☐ Web Remittance .... $________
☐ Draft initial payment only (indicate initial premium amount and complete Section 12b).......... $________
☐ Draft initial payment and future payments (indicate initial premium amount and complete Sections 11 & 12).......... $________

11. Future Billing and Payment Options

Check the applicable billing or payment option(s) and indicate the premium amount.

Billing Options:
☐ EFT* .... $________
**If selected, complete Section 12, Electronic Draft Authorization.*
☐ Quarterly .... $________
☐ Semi-Annual .... $________
☐ Annual .... $________

Payment Options:
☐ Single Premium .... $________
☐ Billing Advantage .... $________
Account Number________
☐ 1035 Exchange .... $________
☐ Other .... $________

12. Electronic Draft Authorization

STOP

Complete this section even if the bank information is the same as the original policy.

12a. Electronic Draft Options:

Draft Frequency:
☐ Monthly ☐ Quarterly* ☐ Semi-Annual* ☐ Annual*
*Available for Term/Whole Life products only
Draft Day (1st –28th) ________
*(**NOTE:** Draft Day will be determined based upon policy effective date unless a day is requested above.)*

Draft Options:
☐ **Checking - Use information on the initial premium check.
☐ **Checking - Provide a pre-printed voided check.
☐ **Savings - Provide a letter from the bank indicating the Transmit/ABA number, Account number and Account Holder's name.

12b. If no check or deposit slip provided, indicate below the bank information to be used:

Financial Institution Name________
Account Number________
Transit/ABA Number________
Type of Account: ☐ **Checking ☐ **Savings

***By providing my financial institution name and account information, I hereby authorize Nationwide Life Insurance Company/ Nationwide Life and Annuity Insurance Company to initiate debit entries to my checking/savings account indicated above and the Financial Institution to debit the same such account.*

13. Payor

If someone other than the Insured(s) or the Owner is billed for the premium for this policy.

Name *(First, MI, Last)*

Address	City	State	Zip Code

14. Owner

Complete ONLY if Owner is not the Proposed Primary Insured.

Unless indicated the Proposed Primary Insured (Joint Insureds in the case of Survivorship) will own the policy.

TRUST - Submit a copy of first and signature pages of Trust document.

If more than two Owners are requested, use Special Instructions Section.

Type of Owner
☐ Individual ☐ Employer ☐ Trust ☐ Qualified Plan
☐ Rabbi Trust ☐ Other________
Relationship to Insured
SSN / Tax ID / Trust Tax ID

Individual Name *(First, MI, Last)* or Employer Name
DOB *(if applicable) (mm/dd/yyyy)*

Exact Name of Trust or Plan | Current Trustee(s) | Date of Trust or Plan

Address ☐ *(Check box if same as Proposed Primary Insured)* | City

State | Zip Code | County | Phone # ( ) ☐ AM ☐ PM | E-Mail Address

If more than one Owner the following will be applicable: 1) Ownership will be vested jointly with right of survivorship, otherwise to the Executor or Administrator of the last Owner's estate. 2) All notices will be mailed to the one address listed above unless otherwise instructed. 3) For tax reporting purposes, only one Social Security Number can be used. The SSN shown above will be used unless otherwise instructed.

Type of Owner
☐ Individual ☐ Employer ☐ Trust ☐ Qualified Plan
☐ Rabbi Trust ☐ Other________
Relationship to Insured
SSN / Tax ID / Trust Tax ID

Joint Individual Name *(First, MI, Last)* or Employer Name
DOB *(if applicable) (mm/dd/yyyy)*

Exact Name of Trust or Plan | Current Trustee(s) | Date of Trust or Plan

Address ☐ *(Check box if same as Proposed Primary Insured)* | City

State | Zip Code | County | Phone # ( ) ☐ AM ☐ PM | E-Mail Address

ICC15-LAFF-0137AO Page 4 of 10 (02/2015)

15. Contingent Owner *Complete this section to name an alternative Owner in the event the Insured survives the Owner.*	Name *(First, MI, Last)*			SSN / Tax ID #	
	Address ☐ *(Check box if same as Proposed Primary Insured)*			City	
	State	Zip Code	County	Relationship to Insured	Date of Birth *(mm/dd/yyyy)*

16. Secondary Addressee

NOTE: While a policy is in force, you have the right, at any time, to designate a "Secondary Addressee" by sending us written request containing the name and address of such person.

Name *(For the purpose of notification of past due premium payment and possible lapse in coverage)*

Address

17. Primary Beneficiary Designations

If Survivorship Life Plan, the Proposed Insureds may not be named as Beneficiary. If additional space is required, use Special Instructions Section.

When more than one Beneficiary is designated, payments will be made in equal shares to the Beneficiaries surviving the Insured, or in full to the last surviving Beneficiary, unless some other distribution of proceeds is provided.

☐ ***Check this box if Trust named in the Owner section is to be the Primary Beneficiary. If a different Trust is named as Primary Beneficiary or Trust is named as Contingent Beneficiary, provide the Trust information below.***

For Proposed Primary Insured

Primary Beneficiary(ies) Name(s) or Trust and Trustee(s)	Share %	Relationship to Insured(s)	Birth Date or Trust Date	SSN/Tax ID #	Address & Phone #
Jane S.Doe	100%	Wife	10/08/1975	000-00-0000	One Any Street Any City, Any State, 00000 (000) 000-0000

For Proposed Additional Insured

Primary Beneficiary(ies) Name(s) or Trust and Trustee(s)	Share %	Relationship to Insured(s)	Birth Date or Trust Date	SSN/Tax ID #	Address & Phone #

18. Contingent Beneficiary Designations

If additional space is required, use Special Instructions Section.

For Proposed Primary Insured

Contingent Beneficiary(ies) Name(s) or Trust and Trustee(s)	Share %	Relationship to Insured(s)	Birth Date or Trust Date	SSN/Tax ID #	Address & Phone #

For Proposed Additional Insured

Contingent Beneficiary(ies) Name(s) or Trust and Trustee(s)	Share %	Relationship to Insured(s)	Birth Date or Trust Date	SSN/Tax ID #	Address & Phone #

ICC15-LAFF-0137AO Page 5 of 10 (02/2015)

PART D – PERSONAL AND HEALTH QUESTIONS

Complete this part of the application only if evidence of insurability is required. The questions in this part should be answered by any adult (or for any child) whose coverage is being considered for policy reinstatement, rate reduction, or any increase in coverage. The Primary Insured should answer all questions in Part D on any reinstatement, rate reduction, rider addition, or policy increase.

19. Tobacco Use *All questions are to be answered by each Proposed Insured.* STOP *Be sure to answer this section.*	Have you used tobacco or nicotine in any form?	**Proposed Primary Insured**	**Proposed Additional Insured**
	a. In the last 12 months?	☐ Yes ☐ No *If "yes", date last used.*________	☐ Yes ☐ No *If "yes", date last used.*________
	b. In the last 5 years?	☐ Yes ☐ No *If "yes", date last used.*________	☐ Yes ☐ No *If "yes", date last used.*________
	c. If "yes", check all forms of tobacco or nicotine products used.	☐ Cigarettes ☐ Cigars ☐ Electronic Cigarettes ☐ Pipe ☐ Chewing Tobacco ☐ Snuff ☐ Other Tobacco ☐ Nicotine Products (gum, patch, etc.)	☐ Cigarettes ☐ Cigars ☐ Electronic Cigarettes ☐ Pipe ☐ Chewing Tobacco ☐ Snuff ☐ Other Tobacco ☐ Nicotine Products (gum, patch, etc.)

20. Physical Measurements *Fill in information for the Proposed Primary Insured.*	**Height**	**Current Weight**	**Weight 1 Year Ago**	**Details of Weight Gain or Loss**

21. Personal Physicians *If Child Rider coverage is requested, use Special Instructions Section to add Personal Physician information for each child.*		**Proposed Primary Insured**	**Proposed Additional Insured**	**Any Child**
	Name of Personal Physician:			
	Address:			
	Telephone Number:			
	Date last consulted:			
	Reason last consulted and outcome:			
	Treatment given or medication prescribed:			

22. Financial Questions *Explain all "yes" answers in Section 23 Details box below unless instructed otherwise.* STOP *This section needs to be completed by each Proposed Insured and Owner/ Trustee, if other than Proposed Insured(s).*	**All questions must be answered by each Proposed Insured and Owner/ Trustee, if other than Proposed Insured(s). For each yes answer, indicate the appropriate item(s) and provide details.**	**Proposed Primary Insured**		**Proposed Additional Insured**		**Owner/ Trustee if other than Proposed Insured(s)**	
		Yes	**No**	**Yes**	**No**	**Yes**	**No**
	a. Is this policy being purchased for the purpose of selling or assigning this policy to a life settlement company, trust, limited liability corporation, viatical, or other secondary market purchaser?	☐	☒	☐	☐	☐	☐
	b. Have you entered into any agreement, or made arrangements, for the sale or assignment of this policy to a life settlement company, trust, limited liability corporation, viatical, or other secondary market purchaser?	☐	☒	☐	☐	☐	☐
	c. Have you been involved in any communication about the possible sale or assignment of this policy to a life settlement company, trust, limited liability corporation, viatical, or other secondary market purchaser?	☐	☒	☐	☐	☐	☐
	d. Have you ever sold any life insurance policy to a life settlement company, trust, limited liability corporation, viatical, or other secondary market purchaser?	☐	☒	☐	☐	☐	☐
	e. Will any portion of the current or future premium for this policy be financed?	☐	☒	☐	☐	☐	☐
	f. Will any Insured or Policy Owner receive any payment in connection with the insurance issued on the basis of this application?	☐	☒	☐	☐	☐	☐

23. Explanation of Financial Details *If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) or Owner(s) should sign and date additional pages.*	**Question Letter**	**Person**	**Dates**	**Details**

ICC15-LAFF-0137AO Page 6 of 10 (02/2015)

24. Personal Details

Explain all "yes" answers in Section 25 Details box below unless instructed otherwise.

All questions are to be answered by each Proposed Insured. For each yes answer, indicate the appropriate item(s) and provide details.	Proposed Primary Insured Yes	Proposed Primary Insured No	Proposed Additional Insured Yes	Proposed Additional Insured No	Any Child Yes	Any Child No
a. Have you ever had any application for Life or Health Insurance *(or any application for reinstatement for Life or Health Insurance)* declined, postponed, rated-up or limited?	☐	☒	☐	☐	☐	☐
b. In the past 5 years, have you ever applied for or received disability payments for any illness or injury?	☐	☒	☐	☐	☐	☐
c. In the past 3 years, have you engaged in, or within the next 2 years, do you intend to engage in: flying as a pilot, student pilot, or crew member; organized racing of an automobile, motorcycle, or any type of motor-powered vehicle; scuba diving, mountain climbing, hang gliding, parachuting, sky diving, bungee jumping, soaring or ballooning? *(If "yes", please complete an Aviation/Hazardous Activities Questionnaire.)*	☐	☒	☐	☐	☐	☐
d. Have you in the past 10 years, had your driver's license suspended or revoked; or in the past 10 years been convicted of driving while impaired or intoxicated; or in the past 3 years been convicted of three or more moving violations?	☐	☒	☐	☐	☐	☐
e. Except as prescribed by a physician, have you ever used, or been convicted for sale or possession of cocaine or any other narcotic or illegal drug? *(If "yes", complete Drug Questionnaire.)*	☐	☒	☐	☐	☐	☐
f. Have you ever been convicted of or pled guilty or no contest to a felony or been charged with a violation of any criminal law that is still pending?	☐	☒	☐	☐	☐	☐
g. In the next 12 months, do you plan to travel or reside outside of the United States or Canada? *(If "yes", complete Supplement for Foreign Nationals or Travel.)*	☐	☒	☐	☐	☐	☐
h. Do you belong to any active or reserve military or naval organization or have you entered into a written agreement to become a member of the Armed Forces? *(If "yes", complete Military Status Questionnaire.)*	☐	☒	☐	☐	☐	☐
i. To the best of your knowledge, do you have a parent or sibling who died from cancer or cardiovascular disease prior to age 60? *(If "yes", provide relationship to Proposed Insured(s), age at death and cause of death, and if cancer, provide type.)*	☐	☒	☐	☐	☐	☐
j. Have you had any bankruptcies in the past 7 years or do you have any suits or judgments pending against you at this time?	☐	☒	☐	☐	☐	☐
k. Can you read and understand English?	☒	☐	☐	☐	☐	☐

25. Explanation of Personal Details

If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) or Owner(s) should sign and date additional pages.

Question Letter	Person	Dates	Details

26. Health Questions

All questions are to be answered by each Proposed Insured.

Explain all "yes" answers in Section 27 Details box unless instructed otherwise.

To the best of your knowledge and belief, has anyone here proposed for insurance ever consulted a licensed health care provider for, been treated for, taken medication for, or been diagnosed as having:	Proposed Primary Insured Yes	Proposed Primary Insured No	Proposed Additional Insured Yes	Proposed Additional Insured No	Any Child Yes	Any Child No
a. AIDS (Acquired Immune Deficiency Syndrome), or any other AIDS-related condition, or received a positive result of an HIV (Human Immunodeficiency Virus) test?	☐	☒	☐	☐	☐	☐
b. Heart disease including heart attack, angina, or other chest pain, cardiomyopathy, shortness of breath, congestive heart failure, heart murmur, or other disorder of the heart?	☐	☒	☐	☐	☐	☐
c. Irregular heart beat, palpitations, high blood pressure, high cholesterol, or high triglycerides?	☐	☒	☐	☐	☐	☐
d. Aneurysm, carotid artery disease, deep venous thrombosis, phlebitis, peripheral vascular disease, any other disorder of the blood vessels, or pulmonary embolism?	☐	☒	☐	☐	☐	☐
e. Headaches, seizures, epilepsy, stroke, Alzheimer's disease, dementia, Parkinson's disease, multiple sclerosis, or any other brain or nervous disorder?	☐	☒	☐	☐	☐	☐
f. Depression, neurosis, affective disorder, psychosis, or any other mental or emotional disorder?	☐	☒	☐	☐	☐	☐

ICC15-LAFF-0137AO Page 7 of 10 (02/2015)

26. Health Questions *(cont'd)*	To the best of your knowledge and belief, has anyone here proposed for insurance ever consulted a licensed health care provider for, been treated for, taken medication for, or been diagnosed as having:	Proposed Primary Insured		Proposed Additional Insured		Any Child	
All questions are to be answered by each Proposed Insured. *Explain all "yes" answers in Section 27 Details box unless instructed otherwise.*		Yes	No	Yes	No	Yes	No
	g. Asthma, emphysema, chronic bronchitis, tuberculosis, or any other disease of the lungs or respiratory system?	☐	☒	☐	☐	☐	☐
	h. Colitis, ulcer, persistent diarrhea, rectal bleeding, Crohn's disease, ulcerative colitis, or any other disease or disorder of the esophagus or digestive tract?	☐	☒	☐	☐	☐	☐
	i. Sugar, protein or blood in the urine, kidney stones, sexually transmitted disease, or any other disease or disorder of the kidneys, bladder, prostate, breast, urinary tract or reproductive system?	☐	☒	☐	☐	☐	☐
	j. Diabetes, hepatitis, cirrhosis or any other disease of the liver, pancreas, or thyroid?	☐	☒	☐	☐	☐	☐
	k. Disorder of the blood including anemia, sickle cell disorders, thalassemia, hemophilia, or any other disorder of the red blood cells, or white blood cells, platelets, or clotting factors?	☐	☒	☐	☐	☐	☐
	l. Cancer, or any malignant or benign tumor or cyst, or any chronic disease of the skin or lymph glands?	☐	☒	☐	☐	☐	☐
	m. Arthritis, rheumatoid arthritis, osteoporosis; or any paralysis or chronic back or muscle condition?	☐	☒	☐	☐	☐	☐
	n. Alcoholism, narcotic addiction, drug use, or hallucinations?	☐	☒	☐	☐	☐	☐
	o. Disease or disorder of the eyes, ears, nose or throat?	☐	☒	☐	☐	☐	☐
	To the best of your knowledge and belief, in the past 5 years, has anyone here proposed for insurance:						
	p. Consulted, or been examined or treated by any physician, chiropractor, psychologist or other health care practitioner or by any hospital, clinic, or other health care facility not already disclosed on this application? *(If it was for a "check up", annual physical, employment physical, etc., so state and give findings and results.)*	☐	☒	☐	☐	☐	☐
	q. Been medically advised by a licensed health care provider to have any surgery, hospitalization, treatment or test that was not completed or results that you have not received *(excluding HIV)*?	☐	☒	☐	☐	☐	☐
	r. Had any x-rays, electrocardiograms, or other medical tests for reasons not already disclosed on this application *(excluding HIV)*?	☐	☒	☐	☐	☐	☐
	s. Currently taking any medication other than indicated above to include prescription, over-the-counter medications for more than 5 days, dietary supplements, "natural" or herbal medications? *(Give details of dosage and frequency.)*	☐	☒	☐	☐	☐	☐
	t. Used alcoholic beverages? *(If "yes", how much, what kind (beer, wine, liquor), and how often.)*	☐	☒	☐	☐	☐	☐

27. Details of Health History	Question Letter	Person	Dates	Details *(Be specific. Give full names, addresses and telephone number (if available) of physicians, hospitals, etc.)*
If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) or Owner(s) should sign and date additional pages.				

28. Special Instructions Section	*If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) or Owner(s) should sign and date additional pages.*

ICC15-LAFF-0137AO Page 8 of 10 (02/2015)

PART E – FRAUD STATEMENTS AND IMPORTANT NOTICES

Fraud Statement - Notice to Proposed Insured(s):	Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.
Pre-Notice of Procedures as Required by The Fair Credit Reporting Act of 1970	This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance: • An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction; and • You may elect to be interviewed if an investigative consumer report is prepared in connection with this application. You are entitled to receive a copy of any investigative consumer report by submitting your request in writing. • Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. You may send corrections and requests for additional information addressed to Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company, [P.O. Box 182835, Columbus, Ohio 43218-2835.] In the event of an adverse decision, you will be notified in writing.
MIB, Inc. Disclosure Notice	Information regarding your insurability will be treated as confidential. Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to the MIB, Inc., a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another MIB, Inc. member company for life or health insurance coverage or a claim for benefits is submitted to such a company, the MIB, Inc., upon request, will supply such company with the information in its file. I authorize Nationwide to report information to MIB, Inc. Upon receipt of a request from you, the MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the MIB, Inc. file, you may contact MIB, Inc. and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB, Inc. information office is [50 Braintree Hill, Suite 400, Braintree, Massachusetts 02184-8734, telephone number 866-692-6901 (TTY 866-346-3642).] The e-mail address of the MIB, Inc. information office is www.mib.com. Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.
Conversions	I agree that: A. The new policy applied for will be in force as of the date of conversion; and the original policy or rider will end on that date, except where a part of the original coverage is to remain in force; if 1) The new policy meets the conversion rules of the original policy; and 2) The first full premium for the new policy has been paid. B. The Suicide clause and the Incontestability Clause of the new policy shall run from the issue date of the original policy or rider; except for increase in specified amount of additional riders issued as applied for in Part B, Section 4, in which case the Suicide Clause and Incontestability Clause shall run from the issue date of the new policy; and except that the Waiver of Monthly Deduction or Waiver of Premium Rider may be removed from the policy at any time if the Insure was totally disabled at the time of the conversion. C. Copies of the original policy or rider application and of this application shall be made a part of the new policy.
Taxpayer ID Number STOP *Check box, if Applicable*	I certify under penalties of perjury that: • The Taxpayer Identification Number or Social Security Number listed on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and, • I am not subject to backup withholding because • I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or • the Internal Revenue Service has notified me that I am no longer subject to backup withholding, or that I am exempt from backup withholding, and • I am a U.S. citizen or other U.S. person, and, • The FATCA (Foreign Account Tax Compliance Act) code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. ☐ **Check this box if you have been notified by the IRS that you are currently subject to backup withholding because of failure to report interest or dividends on your tax return.**

ICC15-LAFF-0137AO Page 9 of 10 (02/2015)

PART F – AGREEMENT, AUTHORIZATION AND SIGNATURE

Agreement

I understand and agree that:

- This application, any amendments to it, and any related medical examination(s) will become a part of the Policy and are the basis of any insurance issued upon this application.
- The Proposed Insured or Owner has a right to cancel this application at any time by contacting their producer or Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company ("Nationwide") in writing. No producer, medical examiner or other representative of Nationwide may accept risks or make or change any contract; or waive or change any of the Company's rights or requirements.
- If the full first premium is made in exchange for a Temporary Insurance Agreement, Nationwide will only be liable to the extent set forth in that Agreement.
- If the full first premium is not paid with this application, then insurance will only take effect when (1) a policy is issued by Nationwide and accepted by me; and (2) the full first premium is paid; and (3) all the answers and statements made on the application, medical examination(s) and amendments are true to the best of my knowledge and belief when (1) and (2) have occurred.

HIPAA Compliant Authorization

I authorize: any licensed physician or medical practitioner; any hospital; clinic; any pharmacy or pharmacy benefit managers; and other sources who maintain prescription drug records and related information; or other medical or medically related facility; any insurance company; MIB, Inc.; or any other organization; institution; or person; to disclose any information concerning me; including, but not limited to, my entire medical/health record to the Medical Director of Nationwide or its subsidiaries; affiliates; or sub-contractors; including, but not limited to; RSA Medical; for the purpose of underwriting my application in order to determine eligibility for Life Insurance and to investigate claims. I also authorize Nationwide to report information to MIB, Inc. By my signature below, I acknowledge that any agreements I have made to restrict my protected health information do not apply to this form; and I instruct any physician; health care professional; hospital; clinic; pharmacy or pharmacy benefit managers; medical facility; or other health care provider to release and disclose my entire medical/health record without restriction. I understand that any information that is disclosed pursuant to this form may be redisclosed and no longer be covered by federal rules governing privacy and confidentiality of health information. This form, or a copy of it, will be valid for a period of the lesser of two and one-half years (30 months) or the time limit, if any, permitted by applicable law in the state where the policy is delivered or issued for delivery. I understand that I have the right to revoke this form in writing, at any time, by sending a written request for revocation to Nationwide, [Attention: Underwriting, P.O. Box 182835, Columbus, Ohio 43218-2835.] I understand that a revocation is not effective to the extent that any of my providers have relied on this form; or to the extent that Nationwide has a legal right to contest a claim under an insurance policy or to contest the policy itself. I further understand that if I refuse to sign this form to release my complete records, or, if I revoke this authorization before a policy is issued, Nationwide may not be able to process my application. I understand that my authorized representative or I have a right to a copy of this form by sending a request to Nationwide in writing.

Proposed Insured(s) and Owner Signatures

I HAVE READ THIS APPLICATION AND AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signed at Any State (City/State), on July 28 (Month/Day) 2008 (Year)

John D. Doe Full Name of Proposed Primary Insured (print)	X *John D. Doe* Signature of Proposed Primary Insured *(or parent if Proposed Primary Insured is under age 15)*
Full Name of Proposed Additional Insured (print)	X Signature of Proposed Additional Insured *(if to be Insured)*
X Signature of Applicant/Owner *(if other than the Proposed Insured(s))*	X Signature of Applicant/Owner *(if other than the Proposed Insured(s))*
X Signature of Applicant/Owner on Original Policy *(if other than the Proposed Insured(s))*	X Signature of Proposed Joint Insured on Original Policy
X Signature of Assignee on Original Policy	

PART G - PRODUCER'S CERTIFICATION

Producer's Certification

STOP

Be sure to answer all three questions.

☒ Yes ☐ No	a. I have truly and accurately recorded all Proposed Insureds' answers on this application.
☒ Yes ☐ No	b. I have witnessed his/her/their signature(s) hereon. *(If "no", provide details in Special Instructions Section.)*
☐ Will ☒ Will Not	c. To the best of my knowledge, the insurance applied for will or will not replace any Life Insurance, and/or Annuities.

Sam A. Producer Producer's Name (print)	X *Sam A. Producer* Signature of Producer
Any Firm Firm	02-A000000 Producer's Nationwide #
(000)-000-0000 Producer's Phone Number	SAPRODUCER@YAHOO.COM Producer's E-Mail Address

ICC15-LAFF-0137AO Page 10 of 10 (02/2015)

Nationwide®

LONG-TERM CARE II
INDIVIDUAL LIFE INSURANCE SUPPLEMENT

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

[P.O. Box 182835, Columbus, Ohio 43218-2835 • 1-800-848-6331 • nationwide.com • FAX NUMBER: 1-**888**-677-7393]

SECTION 1: GENERAL INFORMATION – Please Print.

Proposed Insured's Name: John Doe

Policy Number: (If In-Force Policy Addition) 01234567

Proposed Insured's Social Security Number: 000-00-0000

Long-Term Care Specified Amount: $ 00.00

Elected Percentage for Maximum Monthly LTC Rider Benefit Determination:* *(select one)* ☐ 2% ☐ 3% ☐ 4%

*The elected percentage is one factor used to determine the maximum monthly LTC rider benefit. See the Illustration/ Sales Proposal or Long-Term Care Rider for additional information.

SECTION 2: PROTECTION AGAINST UNINTENDED LAPSE

For the purpose of notification of past due premium payment and possible lapse in coverage. While a policy is in force, you have the right, at any time, to designate a "Secondary Addressee" by sending us a written request containing the name and address of such person.

Protection against unintended lapse: I understand that I have the right to designate at least one person other than myself to receive notice of lapse or termination of this Long-Term Care Insurance policy for non-payment of premium. I understand that notice will not be given until (30) days after a premium is due and unpaid.

Please check one of the following:

☐ I elect NOT to name a Secondary Addressee to receive this notice.

☐ I elect to name a Secondary Addressee to receive this notice.

Complete information below ONLY if you elect a Secondary Addressee.

Name of Secondary Addressee (*first, middle, last*): Jane Doe

Address of Secondary Addressee: Any Street, Any City, Any Sate, ZIP

Phone Number of Secondary Addressee: (   )

SECTION 3: PERSONAL INFORMATION (To be completed by the Proposed Insured)

If any question in this section is answered "Yes", the Proposed Insured is ineligible for coverage.

	YES	NO
1. Do you require assistance or limited in any way from performing any of the following daily activities: bathing, continence, eating, dressing, toileting, or transferring (moving into or out of a bed, chair, or wheel chair)?	☐	☒
2. Do you use respiratory equipment (oxygen or ventilator) or dialysis equipment or dependent on the use of a walker, crutches, a wheelchair, or other motorized ambulatory device?	☐	☒
3. Do you currently have a vascular access port, peg or feeding tube?........	☐	☒
4. Currently or in the past, has another person or entity been authorized to handle your personal, medical and/or financial affairs due to a mental or physical disability?	☐	☒
5. Are you eligible for or receiving disability benefits?........	☐	☒

ICC16-LAAA-0112AO Page 1 of 3 (05/2016)

SECTION 4: SUPPLEMENTAL INFORMATION (To be completed by the Proposed Insured)

	YES	NO
1. During the past 5 years have you:		
a. Been confined to a hospital, nursing home, or residential care facility?	☐	☒
b. Received home care services, physical, or rehabilitative therapy?	☐	☒
c. Sought medical advice or treatment for loss of appetite, falling, fainting, unstable gait, bladder control, dizziness, or deterioration of vision?	☐	☒

Provide details for "yes" answers.

____

____

____

	YES	NO
2. Occupational History		
a. Have you been actively at work daily on a full-time basis (minimum 30 hours per week) for the past 6 months? (Disregard vacation days and absences that total less than 5 days.)	☐	☒

b. If "yes", what is your occupation?______________________________

c. Employer name and address.______________________________

____

d. If "no", are you: ☐ Retired ☐ Disabled ☐ Other______________________________

Please explain.

____

____

	YES	NO
3. Do you drive a motor vehicle?	☐	☒

If "yes", approximate number of miles driven per year.__________________

4. Marital Status: [☐ Married ☐ Civil Union ☐ Domestic Partner ☐ Single ☐ Widowed ☐ Divorced ☐ Separated] ☐ Other__________________

5. With whom do you live? ☐ No One ☐ Spouse ☐ Other______________________________

	YES	NO
6. Do you live in a retirement community?	☐	☒

If "yes", what services do you receive? (e.g. meals, medications, laundry, house cleaning)

____

____

	YES	NO
7. Are you a citizen of any country other than the United States of America or in the next 12 months have any plans to reside outside of the United States?	☐	☒

If "yes", please explain.______________________________

____

ICC16-LAAA-0112AO Page 2 of 3 (05/2016)

SECTION 5: INSURANCE INFORMATION

	YES	NO
a. Will the rider applied for replace existing Long-Term Care Insurance on the Proposed Insured? *(If "yes", provide details below.)*	☐	☒
b. Do you intend to replace any of your medical or health insurance coverage with this policy? *(If "yes", provide details below.)*	☐	☒
c. Is the Proposed Insured now applying for Long-Term Care Insurance with any other company? *(If "yes", state the company and benefit being applied for.)*	☐	☒
d. Are you covered by Medicaid?	☐	☒
e. Do you have another Long-Term Care Insurance policy or certificate in force (including Health Care service contract, or Health Maintenance Organization contract)? *(If "yes", provide details below.)*	☐	☒

List all Long-Term Care Insurance now in force on the Proposed Insured or lapsed within the past 12 months. If none, write "NONE".

COVERAGE TYPE						COMPANY	POLICY NUMBER	AMOUNT	YEAR ISSUED	TO BE REPLACED	LAPSE/ TERMINATION DATE
Life	Life w/ LTC	Annuity	Annuity w/LTC	LTC	Health						
										☐ Yes ☐ No	
										☐ Yes ☐ No	
										☐ Yes ☐ No	

SECTION 6: SIGNATURES (Required)

I HAVE RECEIVED A COPY OF AND HAVE READ THIS APPLICATION AND AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS.

Caution: If your answers on this application are incorrect or untrue, Nationwide may deny benefits or rescind your policy and/or rider.

By initialing here, the Applicant confirms they have received the Outline of Coverage, Long-Term Care Insurance Personal Worksheet (this form is for PA, TX, and UT only), Things You Should Know Before You Buy Long-Term Care Insurance (this form is for PA, TX, and UT only), Potential Rate Increase Disclosure form, and A Shopper's Guide to Long-Term Care (this form is for AR, MA, NC, PA, TN, TX, WI, WY only) ________(initials).

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

Name of Primary Proposed Insured: John Doe

Signature of Primary Proposed Insured: *John Doe* Date: 08/01/2012

Signature of Applicant (If other than Primary Proposed Insured):____________ Date:________

Signature of Owner (if other than Primary Proposed insured):____________ Date:________

I have truly and accurately recorded all Proposed Insured's answers on this application and have witnessed his/her signature(s) hereon.

To the best of my knowledge, the insurance applied for ☐ will ☒ will not (CHECK ONE) replace any Long-Term Care Insurance.

Mr. Ed Producer Jr. — Producer's Name

Any Firm — Firm

Mr. Ed Producer Jr. — Producer's Signature

02-A00000 — License ID Number

ICC16-LAAA-0112AO Page 3 of 3 (05/2016)

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

INDIVIDUAL VARIABLE LIFE FUND SUPPLEMENT — [PO Box 182835, Columbus, Ohio 43218-2835]

1. Proposed Primary Insured	Name (First, MI, Last): *(Please print)* John Doe	SSN / Tax ID #: 000-00-0000
2. Owner (if other than Proposed Insured)	Name (First, MI, Last): *(Please print)*	SSN / Tax ID #:

3. Net Premium Allocations - Allocations must be in whole numbers. Total must be 100%.
The underlying investment options listed below are only available in variable life insurance products issued by life insurance companies, they are NOT offered to the general public directly. For more information on available investment options, such as share class, availability and restrictions, please consult the product prospectus and underlying fund prospectuses, if applicable.

3a) Available investment options for all products – NOT AVAILABLE WITH EXTENDED NO-LAPSE GUARANTEE RIDER.

AllianceBernstein Variable Products Series Funds
- % Small/Mid Cap Value Portfolio

American Century Variable Portfolios
- % VP Inflation Protection Fund

BlackRock Variable Series Funds
- % Global Allocation VI Fund

Delaware Variable Insurance Product Trust
- % VIP Small Cap Value Series

Deutsche Variable Insurance Portfolios
- % Global Income Builder VIP

Dimensional Fund Advisors
- % VA Global Bond Portfolio
- % VA Inflation-Protected Securities Portfolio
- % VA International Small Portfolio
- % VA International Value Portfolio
- % VA Short-Term Fixed Portfolio
- % VA U.S. Large Value Portfolio
- % VA U.S. Targeted Value Portfolio

Federated Insurance Series
- % Quality Bond Fund II

Fidelity® Variable Insurance Product Funds
- % VIP Energy Portfolio[1]
- % VIP Equity-Income Portfolio
- % VIP Growth Portfolio
- % VIP Investment Grade Bond Portfolio
- % VIP Mid Cap Portfolio
- % VIP Overseas Portfolio

Franklin Templeton Variable Insurance Products Trust
- % Franklin Income VIP Fund
- % Templeton Global Bond VIP Fund

Guggenheim Variable Funds
- % Multi-Hedge Strategies

Invesco
- % VI Balanced-Risk Allocation Fund

Ivy Funds Variable Insurance Portfolios
- % Asset Strategy
- % High Income

Janus Aspen Series
- % Global Technology Portfolio

Lord Abbett Series Funds
- % Total Return Portfolio

M Fund, Inc.
- % M Capital Appreciation Fund
- % M International Equity Fund
- % M Large Cap Growth Fund
- % M Large Cap Value Fund

MFS® Variable Insurance Trust
- % New Discovery Series
- % Value Series

MFS® Variable Insurance Trust II
- % International Value Portfolio

Nationwide Variable Insurance Trust (NVIT)
- % American Century NVIT Multi Cap Value Fund
- % American Funds NVIT Asset Allocation Fund
- % American Funds NVIT Global Growth Fund
- % Federated NVIT High Income Bond Fund
- % Invesco NVIT Comstock Value Fund
- % Loring Ward NVIT Capital Appreciation Fund
- % Loring Ward NVIT Moderate Fund
- % Neuberger Berman NVIT Socially Responsible Fund
- % NVIT Bond Index Fund
- % NVIT Cardinal℠ Aggressive Fund
- % NVIT Cardinal℠ Balanced Fund
- % NVIT Cardinal℠ Capital Appreciation Fund
- % NVIT Cardinal℠ Conservative Fund
- % NVIT Cardinal℠ Managed Growth & Income Fund
- % NVIT Cardinal℠ Managed Growth Fund
- % NVIT Cardinal℠ Moderate Fund
- % NVIT Cardinal℠ Moderately Aggressive Fund
- % NVIT Cardinal℠ Moderately Conservative Fund
- % NVIT Core Bond Fund
- % NVIT Core Plus Bond Fund
- % NVIT Emerging Markets Fund
- % NVIT Government Bond Fund
- % NVIT International Index Fund
- % NVIT Investor Destinations Aggressive Fund
- % NVIT Investor Destinations Balanced Fund
- % NVIT Investor Destinations Capital Appreciation Fund
- % NVIT Investor Destinations Conservative Fund
- % NVIT Investor Destinations Managed Growth & Income Fund
- % NVIT Investor Destinations Managed Growth Fund
- % NVIT Investor Destinations Moderate Fund
- % NVIT Investor Destinations Moderately Aggressive Fund
- % NVIT Investor Destinations Moderately Conservative Fund
- % NVIT Large Cap Growth Fund
- % NVIT Mid Cap Index Fund

Nationwide Variable Insurance Trust (NVIT) (cont'd)
- % NVIT Money Market Fund
- % NVIT Multi Sector Bond Fund
- % NVIT Multi-Manager International Growth Fund
- % NVIT Multi-Manager International Value Fund
- % NVIT Multi-Manager Large Cap Growth Fund
- % NVIT Multi-Manager Large Cap Value Fund
- % NVIT Multi-Manager Mid Cap Growth Fund
- % NVIT Multi-Manager Mid Cap Value Fund
- % NVIT Multi-Manager Small Cap Growth Fund
- % NVIT Multi-Manager Small Cap Value Fund
- % NVIT Multi-Manager Small Company Fund
- % NVIT Nationwide® Fund
- % NVIT Real Estate Fund
- % NVIT S&P 500 Index Fund
- % NVIT Short Term Bond Fund
- % NVIT Small Cap Index Fund

Northern Lights Variable Trust
- % TOPS Managed Risk Balanced ETF Portfolio
- % TOPS Managed Risk Growth ETF Portfolio
- % TOPS Managed Risk Moderate Growth ETF Portfolio

Oppenheimer Variable Account Funds
- % Global Fund/VA
- % International Growth Fund/VA
- % Main Street Fund®/VA

PIMCO Variable Insurance Trust
- % All Asset Portfolio
- % CommodityRealReturn® Strategy Portfolio
- % Foreign Bond Portfolio (Unhedged)
- % Low Duration Portfolio
- % Total Return Portfolio

T. Rowe Price Equity Series
- % Health Sciences Fund

Van Eck VIP Trust
- % Global Hard Assets Fund

Nationwide General Account

Fixed Interest Options
- % Fixed Account
- % Long-Term Fixed Account[2]

Indexed Interest Options
- % 1-Yr Multi-Index Mthly Avg[3]
- % 1-Yr S&P 500® Pnt to Pnt[3]

[1] This Sub-Account assesses a short term trading fee.
[2] Stringent premium and transfer restrictions are enforced for the Long-Term Fixed Account.
[3] Election of this option requires completion of the Index Segment Maturity Value Allocation in Section 4b. Note: Net Premium allocations to the Indexed Interest Strategies received on any day other than an applicable Sweep Date will be applied to the Fixed Account as a Pending Sweep Transaction until the next applicable Sweep Date.

ICC16-VLSS-0104AO Page 1 of 4 (09/2016)

3b) Available investment options if Extended No-Lapse Guarantee (ENLG) Rider is elected.

Deutsche Variable Insurance Portfolios
% Global Income Builder VIP
Invesco
% VI Balanced-Risk Allocation Fund
Nationwide Variable Insurance Trust (NVIT)
% American Funds NVIT Asset Allocation Fund
% Loring Ward NVIT Moderate Fund
% NVIT Cardinal℠ Aggressive Fund
% NVIT Cardinal℠ Balanced Fund
% NVIT Cardinal℠ Capital Appreciation Fund
% NVIT Cardinal℠ Conservative Fund
% NVIT Cardinal℠ Managed Growth & Income Fund
% NVIT Cardinal℠ Managed Growth Fund
% NVIT Cardinal℠ Moderate Fund

Nationwide Variable Insurance Trust (NVIT) (cont'd)
% NVIT Cardinal℠ Moderately Aggressive Fund
% NVIT Cardinal℠ Moderately Conservative Fund
% NVIT Investor Destinations Aggressive Fund
% NVIT Investor Destinations Balanced Fund
% NVIT Investor Destinations Capital Appreciation Fund
% NVIT Investor Destinations Conservative Fund
% NVIT Investor Destinations Managed Growth & Income Fund
% NVIT Investor Destinations Managed Growth Fund
% NVIT Investor Destinations Moderate Fund
% NVIT Investor Destinations Moderately Aggressive Fund

Nationwide Variable Insurance Trust (NVIT) (cont'd)
% NVIT Investor Destinations Moderately Conservative Fund
Northern Lights Variable Trust
% TOPS Managed Risk Balanced ETF Portfolio
% TOPS Managed Risk Growth ETF Portfolio
% TOPS Managed Risk Moderate Growth ETF Portfolio
Nationwide General Account
Fixed Interest Options
% Fixed Account
Indexed Interest Options
% 1-Yr Multi-Index Mthly Avg[3]
% 1-Yr S&P 500® Pnt to Pnt[3]

[3] Election of this option requires completion of the Index Segment Maturity Value Allocation in Section 4b. Note: Net Premium allocations to the Indexed Interest Strategies received on any day other than an applicable Sweep Date will be applied to the Fixed Account as a Pending Sweep Transaction until the next applicable Sweep Date.

4. Optional Elections

Once the policy is issued, changes to any optional election may require written instructions from Policy Owner(s).

a. Investment Option Directed Monthly Deduction

If the selected Investment Option's value is not sufficient for the full monthly deduction, any portion of the monthly deduction that was not taken and all future monthly deductions will be deducted from the other investment options as described in the prospectus until sufficient premium is paid into the selected Investment Option again.

Please deduct from the following Investment Option: ***(check only one box)***

☐ **Nationwide NVIT Money Market Fund**
☐ **Selected Investment Option** ______________________________
☐ **Fixed Account**

Please Note: The Indexed Interest Strategies, Long-Term Fixed Account and the Enhanced DCA Allocation are not available for directing monthly deductions.

b. Index Segment Maturity Value Allocation

On Index Segment Maturity Dates, the Index Segment Maturity Value in excess of any amount required to satisfy monthly deductions and other Policy charges assessed, partial Surrenders, and/or amounts transferred to the Policy Loan Account will be transferred to Sub-Accounts in the Variable Account, the Fixed Account, the Long-Term Fixed Account, and/or the Indexed Interest Strategies according to your then current allocation instructions for Index Segment Maturity Value, subject to any applicable transfer restrictions. Allocations to the Long-Term Fixed Account and/or Fixed Account that are not permitted due to applicable transfer restrictions, will be held in a money market Sub-Account.

Select only one checkbox: If you have not provided specific instructions below for transfer of Index Segment Maturity Value, it will be applied to create a new Index Segment in the same Indexed Interest Strategy from which it matured.

☐ **Reallocate to matured Index Segment Strategy:** 100% of the available Index Segment Maturity Value will be reallocated back into the Indexed Interest Strategy from which it matured.
☐ **Use the investment option allocations selected in the Net Premium Allocations (Section 3a or 3b) on this form.**
☐ **Use investment option allocations below:** ***(Allocations must be in whole numbers)***

	INVESTMENT OPTION NAME
____%	____________
____%	____________
____%	____________
____%	____________
____%	____________
____%	____________
____%	____________
____%	____________
____%	____________
____%	____________
Total = 100%	

ICC16-VLSS-0104AO Page 2 of 4 (09/2016)

4. Optional Elections *(cont'd)* *Once the policy is issued, changes to any optional election may require written instructions from Policy Owner(s).*	**c. Dollar Cost Averaging**

- Transfers must be at least $100.
- The monthly transfer from the Nationwide Fixed Account must be equal to or less than 1/12th of the Fixed Account value when the Dollar Cost Averaging Program is requested.
- Transfers to or from the Long-Term Fixed Account are not available as part of Dollar Cost Averaging.
- Transfers to the Fixed Account are not available as part of Dollar Cost Averaging.
- Dollar Cost Averaging will begin the 1st day available from the Policy Date. Allocations to the Indexed Interest Strategies will be held in the Fixed Account as a Pending Sweep Transaction until the next Sweep Date.

Please transfer $________________per month from the: ***(check only one box)***

[☐ Nationwide NVIT Government Bond Fund ☐ Nationwide NVIT Money Market Fund]
☐ Nationwide NVIT High Income Bond Fund (Federated) ☐ Nationwide Fixed Account

To:

$	INVESTMENT OPTION NAME
$__________	
$__________	
$__________	
$__________	
$__________	
$__________	
$__________	
$__________	
$__________	
$__________	

d. Asset Rebalancing

- Fixed Account, Long-Term Fixed Account, Enhanced DCA Allocation and Indexed Interest Strategies are not available for asset rebalancing.
- Asset rebalancing is limited to a maximum of 20 Variable sub-accounts.
- Allocations must be in whole percentages and must total 100%.
- Asset Rebalancing will begin the 1st day available from the Policy Date, then at the frequency you elect below, until Nationwide receives your request to terminate the program.
- Asset Rebalancing will have no effect on the net premium allocations. Changes to Net Premium Allocations will have no effect on the Asset Rebalancing program.

Please rebalance at the elected frequency: ***(check only one box)***

☐ Quarterly ☐ Semi-Annually ☐ Annually

Select One:

☐ **Use the investment option allocations selected in the Net Premium Allocations (Section 3a or 3b) on this form**

☐ **Use investment option allocations below:** ***(Allocations must be in whole numbers)***

%	INVESTMENT OPTION NAME
__________%	
__________%	
__________%	
__________%	
__________%	
__________%	
__________%	
__________%	
__________%	
__________%	
Total = 100%	

ICC16-VLSS-0104AO Page 3 of 4 (09/2016)

5. Transfer Authorization for Producer	☐ By checking this box, you have authorized and directed Nationwide to accept instructions from the Producer signing this application to execute transfers among the investment options available under your Policy, to execute allocation changes and/or executing Directed Monthly Deductions on your behalf. This power is personal to the Producer, and may be delegated by written notification to Nationwide and only to individuals employed or under control of the Producer for administrative/processing purposes. This power is not available for use by any person or organization providing any type market-timing advice or service. Nationwide may revoke the authority of the Producer to act on your behalf at any time by written notification to you. If the box above is checked, your Producer's signature below and your signature at the end of this application represents agreement for yourselves, your heirs and the legal representatives of your estates and your successors in interest or assigns to release and hold harmless Nationwide from any and all liability in reliance on instructions given under the authority described above. You and the Producer also agree to jointly and severally indemnify Nationwide for and against any claim, liability or expense arising out of any action taken by Nationwide in reliance of such instructions. X Joe Producer Signature of Producer
6. Rights of Transfer for Co-Owners	If there is more than one Policy Owner or Trustee, all Policy Owners and Trustees must authorize all transfers among the investment options, or allocation changes, and executing Directed Monthly Deductions, unless an option is selected below: ☐ Act Independently – Transfers, allocation changes, and executing Directed Monthly Deductions may be made by ***any*** Policy Owner or Trustee. ☐ Designate One – Transfers, allocation changes, and executing Directed Monthly Deductions may only be made by the following named Policy Owner or Trustee: ____________________
7. Important Notice	**I UNDERSTAND THAT THE DEATH BENEFIT UNDER A VARIABLE LIFE INSURANCE POLICY MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT RETURN ON THE SUB-ACCOUNT(S) I SELECT. REGARDLESS OF INVESTMENT RETURN, THE DEATH BENEFIT CAN NEVER BE LESS THAN THE SPECIFIED AMOUNT, AS LONG AS THE POLICY IS IN FORCE. THE CASH VALUE MAY INCREASE OR DECREASE ON ANY DAY, DEPENDING ON THE INVESTMENT RETURN FOR THE POLICY. NO MINIMUM CASH VALUE IS GUARANTEED. ON REQUEST, WE WILL FURNISH ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CASH VALUES FOR A VARIABLE LIFE INSURANCE POLICY AND A FIXED LIFE INSURANCE POLICY FOR THE SAME PREMIUM.**

8. Suitability

STOP

All questions are required to be answered.

Question	Yes	No
a. Do you understand that the Death Benefit and Surrender Value may increase or decrease depending on the investment experience of the Variable Account?	☒ Yes	☐ No
b. Do you believe that this policy will meet your insurance needs and financial objectives?	☒ Yes	☐ No
c. Have you received a current copy of the prospectus?	☒ Yes	☐ No
d. I understand that I selected the Premium shown in the illustration to show Nationwide how much Premium I intend to pay. Illustrated hypothetical rates of return are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. I understand that this is a variable insurance product with the potential for unfavorable investment experience, including extended periods of significant stock market decline. In the event of any unfavorable investment experience, I understand that I may be required to pay additional Premium in order to meet my goals and/or to prevent the policy from Lapsing.	☒ Yes	☐ No

9. Signatures

If there are additional Owners on the policy, please attach a blank sheet with the additional signatures.

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

Signed on November 1 (Month/Day), 2012 (Year)

X John Doe — Signature of Applicant/Owner/Trustee

X ________ Signature of Applicant/Owner/Trustee

X ________ Signature of Applicant/Owner/Trustee

X ________ Signature of Applicant/Owner/Trustee

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